UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05128

THE SWISS HELVETIA FUND, INC.

1270 Avenue of the Americas, Suite 400

New York, New York 10020

Alexandre de Takacsy, President

Hottinger et Cie

3 Place des Bergues

C.P. 395

CH-1201 Geneva

Switzerland

Registrant’s telephone number, including area code: 1-888-SWISS-00

Date of fiscal year end: December 31

Date of reporting period: January 1, 2011 – December 31, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

THE SWISS HELVETIA FUND, INC.

Directors and Officers

Samuel B. Witt III, Esq.

Chairman (Non-executive)

David R. Bock

Director

Jean-Marc Boillat[3]

Director

Richard A. Brealey

Director

Alexandre de Takacsy

President

Director

Claude W. Frey

Director

Claus Helbig[1]

Director

R. Clark Hooper[2]

Director

Paul Hottinguer

Director

Michael Kraynak, Jr.[1]

Director

Stephen K. West, Esq.[1,4]

Director

Rudolf Millisits

Chief Executive Officer

Chief Financial Officer

Philippe R. Comby,

CFA, FRM

Vice President

James Downey

Secretary

Glen Fougere

Assistant Secretary

Patrick J. Keniston

Chief Compliance Officer

Director Emeritus

Eric R. Gabus[5]

Baron Hottinger[5]

[1] Audit Committee Member [2] Audit Committee Chair	[3] Governance/Nominating Committee Chair [4] Pricing Committee Chair [5] Non-remunerated

Investment Advisor

Hottinger Capital Corp.

1270 Avenue of the Americas, Suite 400

New York, NY 10020

(212) 332-7930

Administrator

Citi Fund Services Ohio, Inc.

Custodian

Citibank, N.A.

Transfer Agent

American Stock Transfer & Trust Company

59 Maiden Lane

Plaza Level

New York, NY 10038

Legal Counsel

Stroock & Stroock & Lavan LLP

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

The Investment Advisor

The Swiss Helvetia Fund, Inc. (the “Fund”) is managed by Hottinger Capital Corp., which belongs to the Hottinger Group.

The Hottinger Group dates back to Banque Hottinguer, which was formed in Paris in 1786 and is one of Europe’s oldest private banking firms. The Hottinger Group has remained under the control of the Hottinger family through seven generations. Its headquarters are in Zurich with offices in Basel, Brig, Geneva, Luxembourg, Sion, Vienna, London, Paris, New York, Toronto and the Bahamas.

Executive Offices

The Swiss Helvetia Fund, Inc.

1270 Avenue of the Americas, Suite 400

New York, New York 10020

1-888-SWISS-00 (1-888-794-7700)

(212) 332-2760

For inquiries and reports:

1-888-SWISS-00 (1-888-794-7700)

Fax: (212) 332-7931

email: swz@swz.com

Website Address

www.swz.com

The Fund

The Fund is a non-diversified, closed-end investment company whose objective is to seek long-term capital appreciation through investment in equity and equity-linked securities of Swiss companies. The Fund also may acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

The Fund is listed on the New York Stock Exchange under the symbol “SWZ”.

Net Asset Value is calculated daily by 6:15 P.M. (Eastern Time). The most recent calculation is available by calling
1-888-SWISS-00 or by accessing our Website. Net Asset Value is also published weekly in Barron’s, the Monday edition of The Wall Street Journal and the Sunday edition of The New York Times.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders

Global Economic Review

Calendar year 2011 ended on a mixed note. On one hand, the JPMorgan Global Manufacturing & Services Purchasing Managers Index (PMI) ended the year on a nine-month high at 53.0, which was up from October’s 27-month low of 51.4. The main catalyst contributing to this expansionary rate was the United States, where growth of all-industry activity hit a nine-month high. Additionally, industrial activity also improved in the U.K., India and Brazil, while the PMIs in China and Japan also edged back above the breakeven rate of 50 and into expansionary zones. On the other hand, the Eurozone remained a drag on global output growth, falling for the fourth consecutive month. Signs of recovery in Germany were offset by stagnation in France and ongoing downturns in Italy and Spain.

From the U.S. perspective, the domestic economy started slowly in 2011, picked up pace during second quarter, hit a soft patch during the summer and then performed better during the final four months of the year. Third quarter gross domestic product (“GDP”) growth was 1.8% (annualized), compared to 0.4% and 1.3% in the first and second quarters of the year, respectively, while durable goods orders, a key indicator for business investment, also continued to strengthen. Furthermore, solid jobs growth, which faltered mid-year but picked up towards year-end, was a key factor ensuring continued growth in domestic consumption. Capital spending by corporations was especially strong in 2011, with non-residential investment spending growing 9.1% in the first three quarters of the year. Looking ahead, weak European demand for U.S. exports may dampen U.S. growth in the first half of 2012, but overall, these are all signs that the U.S. economic recovery, although not vigorous, is at least on a consistently positive trajectory. There remain, however, major headwinds to stronger sustainable U.S. economic growth, including the need for corporate balance sheet strengthening, further deleveraging by households, an ongoing depressed housing market and continued public sector budget cuts. These items held back the U.S. economy in 2010 and 2011, and are likely to continue to be major detractors of the household and financial sectors over the next several years. Based on this backdrop, the U.S. economy is unlikely to experience the swifter rebound of 3-5% growth rates evidenced during previous post-war recoveries.

The outcome of the Eurozone debt crisis continues to be uncertain, even after the Brussels Summit of December 8-9th, implying that the crisis is likely to persist and possibly even intensify during 2012, although government leaders have pledged to strengthen the European Monetary Union. On the one hand, these leaders committed their countries to a greater measure of fiscal discipline than in the past, agreeing to pass constitutional amendments to cap maximum structural budget deficits at 0.5% of GDP instead of the previous 3% general budget deficit limit contained in the Stability and Growth Pact. On the other hand, these leaders agreed

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

to bolster existing stabilization tools and rescue funds with the rapid deployment and leveraging of the European Financial Stability Facility (“EFSF”). The creation of the permanent rescue fund (i.e., the European Stability Mechanism (“ESM”)), will be accelerated to July 2012, but the combined lending capacity of the EFSF and the ESM is expected to be limited to 500 billion euros and the members would allocate 200 billion euros to the IMF for use in bilateral loans. The European Central Bank (“ECB”) has also taken a more proactive stance with its latest liquidity measures, including a reserve ratio cut, a three-year refinancing program and the expansion of eligible collateral enhancing liquidity, which are intended to assist bank funding stability in 2012 and 2013. Recent evidence, however, suggests that most of the added liquidity has remained on deposit with the ECB rather than finding its way into sovereign debt markets, as many had hoped. Moreover, as announced by the European Banking Authority on December 7th, European banks are in need of 115 billion euros in new capital. The European economies are almost certain to have shifted to negative growth or recessionary rates in the fourth quarter of this year (or will shift to such rates in the first quarter of 2012) on the back of the cumulative effect of severe budget cuts in several Eurozone countries, including the larger economies of Italy and Spain, and on the back of credit constraints on European banks.

Increased Eurozone fiscal supervision is surely needed, but only steps towards a

European fiscal union and the creation of fiscal transfers between countries would convince markets that the Eurozone is viable in the long-term. In the short-term, for tensions to ease significantly, the ECB has to signal it might be willing to act as a lender of last resort for governments. Unfortunately, Germany remains firmly opposed to a greater degree of fiscal mutualisation, while the President of the ECB has defended a narrow interpretation of the EU Treaty, preventing the ECB from any form of public debt monetization. Eurozone policymakers still expect that fiscal tightening would allow private confidence to rebound, therefore limiting the recessionary effects of recent austerity measures. Additionally, the ECB is hopeful that banks might be more willing to increase their exposure to sovereign debt as a result of greater access to liquidity through the ECB’s refinancing operations.

Outside of Europe, several central banks have decided to make their national monetary policies more accommodative. Notably, China’s concerns over inflationary pressures have eased, allowing the Central Bank of China to lower the reserve requirement rate to manage a gradual slowdown of the economy and prevent the cooling of the property market from turning into a crash. The Chinese economy was losing momentum in 2011, and is expected to weaken further in the first half of 2012. The two main contributors to this slowdown have been weaker domestic demand in response to the progressively tighter monetary policy of the past eighteen months and a distinct slowing of

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Letter to Stockholders (continued)

export growth as key overseas markets, such as Europe and the U.K., have edged closer to recession. On the domestic side, the Chinese authorities embarked on a program of monetary tightening mainly in order to cool the overheated residential property market while, at the same time, actively promoting public sector housing under the new Five Year Plan, which seeks to build 36 million subsidized housing units by 2015. On the inflation front, consumer prices peaked in July at 6.2%, and have since moderated to slightly more than 4%, as food prices and the energy markets have softened. Thus, China’s overall economy should not experience a hard landing in 2012 as the country should introduce further expansionary measures if there is any substantial risk of a major economic deterioration.

Heightened uncertainty and increased volatility weighed negatively on financial markets in 2011, driven by the lack of decisive action from Europe, fears of financial sector deleveraging and softening economic data from emerging markets. For instance, the banks and basic resources sectors suffered the most within the European equity markets, with a sell-off of more than 30% in 2011. However, developed markets subsequently rose at the end of the year as positive economic indicators supported the equity markets and policy action from central banks, including the ECB, helped to stabilize investor sentiment. Among the major currencies, the euro has begun to lose its appeal and will probably decline further against the U.S. dollar, the yen and the pound in 2012.

Slow and decelerating global growth, combined with already-high profit margins, point to continued downward revisions to corporate earnings expectations, though this process is still well advanced. Valuations are reasonable, but price-to-earnings ratios are unlikely to expand meaningfully as the European sovereign debt crisis will continue to weigh on financial markets, and investors’ risk aversion will remain high. Management continues to advocate a preference for quality stocks, with a specific emphasis on those with strong dividend growth policies.

Swiss Economic Review

Swiss economic growth slowed considerably during the third quarter of 2011, and the substantial appreciation of the Swiss franc over the summer continued to weigh heavily on the Swiss economy. Real GDP growth of 1.5-2.0% for 2011 can be expected, but only as a result of stronger domestic economic growth during the first half of the year. For 2012, the Swiss National Bank (“SNB”) is expecting domestic economic growth of approximately 0.5%, as a result of the highly challenging international outlook. Moreover, given the country’s close relations with the Eurozone, Switzerland’s economic prospects are highly dependent on how the crisis—and the monetary and policy reactions to it—develops.

On the inflation front, the SNB’s forecast has once again been adjusted downward with price levels expected to dip into negative territory as a result of the strong appreciation in the Swiss franc. In the longer term,

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Letter to Stockholders (continued)

the worsening of the growth outlook for the Eurozone is dampening the inflation outlook. The 2011 inflation forecast was 0.2%. For 2012, the SNB is expecting disinflation of 0.3% and 0.4% for 2013. Consequently, there is no perceived risk of inflation in Switzerland in the foreseeable future.

As long as uncertainty persists about the outcome of the Eurozone debt crisis and unemployment climbs, retail sales performance could be held back by poor consumer sentiment. However, immigration, which should drop slightly but is still expected to remain at a high level in 2012, should continue to have a positive effect on consumption rates in the retail sector. Elevated new car registrations and increased activity in the housing sector, driven by a resilient Swiss labor market, confirm that private consumption, while weak, is not expected to collapse in the coming months. On the positive side, headline manufacturing PMI of 50.7 for December was a surprising increase from November (44.8). This jump represented the biggest increase in the headline figure since March 2010, highlighting the favorable state of the Swiss goods producing sector at the end of 2011. The increased gap between the backlog of orders and the sub-index on inventories also bodes well for further expansion and suggests the lower boundary of the exchange rate between the euro and the Swiss franc has stabilized the negative effect of the strong Swiss franc on Swiss business sentiment. While disappointing, the other indicator of the Swiss business climate, the KOF (Konjunkturforschungsstelle), deteriorated lately, but indicated that the construction sector and the watch industry remained robust, while the chemical industry and, to a lesser degree, the machinery sector show tentative signs of stabilization.

On the monetary front, the SNB continued to expand its foreign currency reserves through year-end, to CHF 254 billion at the end of December. The uncertainties immediately following the announcement of SNB President Hildebrand’s resignation (announced in January 2012) weighed on the exchange rate between the euro and the Swiss franc. Currently, the SNB is not expected to take a step back from its monetary policy, remaining committed to maintaining the lower boundary of the exchange rate between the euro and the Swiss franc at 1.20 for some time to come. As a result of those developments, the Swiss franc experienced huge moves over the year, ending up 2.7% against the euro and almost flat against the U.S. dollar. Continuing sovereign debt issues in Europe and high financial market tensions will limit the strengthening of the euro against the Swiss franc. The U.S. dollar should slightly appreciate against the euro, and therefore the Swiss franc, in the very short-term due to inflation and economic growth differentials.

Sector Review

Consumers: food & beverages, personal & household goods and retailers

The increase in global consumer confidence in December was a positive signal that might improve the perception of the

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

market in consumer goods companies. The trend in U.S. retail sales, however, remained weak in December. The ongoing economic uncertainty in the developed countries should continue to hamper sales growth, particularly in Europe, where Nestlé should grow at a low single digit rate, compared to about 4% to 5% worldwide, which is similar to what major U.S.-based food manufacturers are expecting for 2012. Food companies raised prices in 2011 amid sharply higher costs of agricultural commodities such as corn, wheat and sugar. Commodity prices, however, have slightly and gradually declined since mid-2011, which may allow food companies’ profit margins to widen. Nestlé is well positioned in the premium segment (i.e., pet food, kids and Nespresso) and, with its new products development (i.e., Dolce Gusto) and a high pace of product innovation, is in a position to improve its profitability.

The blue chip stocks in the food sector, such as Unilever and Kraft, outperformed the global indices in 2011 to a large extent. With a return of 2.1% for the year, however, Nestlé underperformed its blue chip peers. Smaller companies in the high-end premium food manufacturing business, like the chocolate producer Lindt, also suffered as a result of reduced demand from the Southern European countries. Additionally, the export market was adversely affected by the strong Swiss franc. On the positive side, Lindt benefited from a fall in cocoa prices, which declined by about 20% on a year-over-year basis.

Asian demand for Swiss luxury goods continues to be very strong, while there has been some weakening demand in Europe. The growth rate of sales of Swiss companies active in this sector has been between 22% and 25% in local currencies, outpacing the growth rate of export of Swiss watches in general. Sequentially, the second part of 2011 was slower than the first half of the year, which was fully expected by the markets. For 2011 as a whole, the negative sales effect for these companies as a result of the stronger Swiss franc was close to 10%. Of note, Swatch and Richemont lagged the Swiss market during 2011, and concerns remain in this sector, as demand could be depressed as a result of a negative wealth effect from a drop in real estate prices in China. Capital expenditures will be on the rise for Richemont due to new store openings in 2012. As a result of these concerns, market valuations of companies in the sector have been compressed.

Market penetration for Swiss luxury watches in China, however, is still very low, while the overall market share for Swiss companies remains unmatched, which is reassuring for the sector’s prospects on a long-term basis. The Fund’s exposure to this sector tracked the exposure of the Swiss Performance Index (SPI) at year-end.

Financials: banks, financial services and insurance

European banks are set to remain in a difficult investment environment in 2012. The European sovereign debt crisis, ongoing

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Letter to Stockholders (continued)

deleveraging by European banks, compliance with the looming Basel III rules and a likely recession in the Eurozone will not help to make investor sentiment any more positive in the short-term. Moreover, private investment is also set to suffer from tightening credit conditions in the Eurozone. The negative vicious circle that links the public and the banking sectors has not yet been broken, and as European banks have faced increasing pressure to refinance themselves, with some being required to improve their capital ratios, the temptation to shrink balance sheets is growing. While the latest announcements from the ECB regarding the provision of liquidity could help to promote financial stability, this is unlikely to alleviate all concerns over the European banking system, which are mainly the result of the lingering possibility, although low, of a disorderly sovereign default. Moreover, in a low interest rate environment, banks will continue to face high pressure on their net interest margins, albeit less so than in late 2011.

The latest fund managers’ surveys by Bank of America/Merrill Lynch indicated that the financial sector (excluding insurance) is massively under owned, with banks extremely out of favor to investors. The Fund reduced its exposure to larger banks in early October, by selling its position in Credit Suisse ahead of the reporting of quarterly figures. For instance, Credit Suisse’s investment banking activities were disappointing and expectations for the bank’s Basel III core tier 1 ratio (“CT1”) were reduced from 11% to 9.4%, while analysts’ forecasts were even more cautious. The Fund, however, increased its exposure to Julius Baer and Sarasin. As a top-ten holding in the Fund, UBS remains in line with forecasts, demonstrating the “best in class” capital position with a 2013 CT1 of 12% and a projected return on equity of 12-17% starting in 2013 along with a downsizing of its investment bank activities. Benefiting from a price-to-book ratio at around 0.8%, UBS is trading at an attractive valuation and UBS’ management expects to focus on risk weighted asset reductions going forward; mitigating CHF 130 billion of risk weighted assets by 2016 and significant expenses associated with balance sheet deleveraging.

From an insurance sector perspective, corporate earnings are increasingly driven by strong underwriting cash flows and less by investment results, as yields remain very low. Selective price improvements are likely to occur in 2012, which should help sustain sector activity. Insurance companies are, therefore, being pushed to focus even more on reducing expenses and increasing efficiencies, with a particular emphasis on risk management. Life insurers faced a challenging environment in 2011. Many headwinds weighed on the segment such as the reduced demand for traditional products as a result of low guarantees, depressed margins on reduced interest rates, strict capital requirements that prevented companies from taking more investment risks as well as real estate not qualifying under the Swiss Solvency Test (SST). Therefore, the business model of life insurance companies continues

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Letter to Stockholders (continued)

to shift from interest rate-sensitive traditional products with guarantees towards more pure risk solutions and fee-based businesses.

In the reinsurance segment, quarterly catastrophe losses spiked in 2011, representing the costliest year ever in terms of economic natural catastrophe losses, which is expected to drive up property catastrophe reinsurance prices by 9.5% in 2012 with loss-affected areas much higher after a 7.5% decline in 2011. On the investment income side, heavily influenced by bond yields, yields fell to a quarterly 10-year low of 3.1% in Q3 2011 and could fall potentially further in Q4 2011 and Q1 2012 pressuring earnings and return on equity (ROE). For instance, the 2011 floods in Thailand were a major insurance event with economic losses estimated at around USD 20 billion, with one third covered by insurance companies and the major part by reinsurers. According to analysts, Munich Re should bear 10% of the losses, Swiss Re 8% and Hannover Re the remainder, with a negative 8-13% impact on combined ratios. However, no change is expected on dividend payments from those companies. As a top-ten holding in the Fund, with a slight overweight against the SPI Index, Swiss Re still has substantial excess capital of around USD 6 billion.

From an overall standpoint, the insurance sector is currently trading at slightly more than seven times 2012 expected earnings per share and 80% book value below its historic average, while trading at a 6% premium to its European peers, reflecting

Swiss issuers’ strong balance sheets and low exposures to peripheral European countries. Strongly capitalized companies should offer attractive returns for investors through high dividends. In this low interest rate environment, non-life and reinsurance companies are favored over life insurance companies. The whole insurance sector still appears undervalued relative to historical multiples, contributing to Management’s cautious although positive view on the sector. The effect of declining interest rates and volatility in the equity and bond markets appear to be already priced into the sector’s valuation. In terms of companies, Zurich Financial Services continues to demonstrate steady cash flow generation and a solid balance sheet. As a result, the Fund continues to maintain an overweight position in the company compared to the SPI.

Industrials Goods and Services; Construction and Materials

The rebound of the industrial sector continued in the last quarter of 2011, on the back of better U.S. economic prospects and healthy developments in companies exporting outside of Europe, especially to the emerging markets (although companies exposed mostly to Northern Europe also have not yet seen a reduction in demand). Most companies, however, also have been witnessing input cost inflation in emerging market countries. Strong competition in those markets does not seem to allow for companies to increase prices enough to fully offset their higher raw material bills and wages for

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Letter to Stockholders (continued)

employees. As a result, the balance of unmatched cost has to be met by a reduction in operating expenses. Some companies also saw margin losses as a result of efforts to hedge against the increased strength of the Swiss franc.

End markets, like automotive and aerospace, continue to show strong demand, which is a boost for companies active in industrial coatings, such as Sulzer, Oerlikon, or auto parts, such as Georg Fischer. Additionally, the automotive industry trend towards lighter vehicles that match energy efficiency standards is a driver for coatings demand as well. Another end market for Swiss industrial companies is energy. The oil and gas upstream capital expenditure activity has been resilient, despite some uncertainty about large projects. On the downstream side, in refining for example, the activity has remained steady, albeit at a low level.

Textile machinery demand has rebounded (despite volatility in cotton prices), driven by a need to automate in China where labor cost issues and a need to upgrade an aging installed base is inevitable.

In general, Swiss industrial companies have been able to move towards a business model with more recurring revenues which allows them to better weather business cycles and defend pricing. ABB, for example, with its latest acquisitions, is aiming at increasing its revenues from software and services. Burckhardt Compression and Sulzer also continue to expand in the services and replacement parts markets, which have lower margins, but are less cyclical and have lower requirements in terms of invested capital.

On the materials and construction side, Swiss cement companies suffered from the European slowdown and some emerging market activity reduction, higher energy costs and weak pricing power. Holcim outperformed the sector due to its lack of exposure to more difficult markets, such as Egypt, and due to its stronger balance sheet. Sika suffered from currency headwinds and from higher raw material prices; however, it was able to deliver 11% sales growth for the year organically, in line with market consensus as activity expanded in all countries. The negative currency impact on the company’s reported sales in Swiss francs for the year was close to 13%. Sika is still aiming at becoming the market leader in all its target markets, both globally and locally, and continues its acquisitive strategy. The industrial, construction and chemical material parts proved to be quite resilient in 2011, confirming the quality of the company’s innovation, management and decentralized international presence.

For Swiss exporters, a massive international competitive disadvantage was avoided, in part by the SNB’s successful intervention to weaken the Swiss franc in September. In addition, local businesses also were protected from cheaper European imports. Management reduced the Fund’s exposure to the industrial sector during the first part of 2011, as a result of the global

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economic slowdown and compressed valuations of the small- and mid-cap companies in the sector compared to the larger companies in the sector. The Fund, however, maintained some core positions in the mid-capitalization segment where Management believes excess market value can be created over the economic cycle, because of the view that these companies should be able to outperform in economic downturns with successful cost management, and then maintain strong market share positions through the upturns. Overall, the Fund maintained an overweight position in the industrial sector against the SPI, despite its lack of exposure towards the end of the year in Holcim, Sulzer and ABB.

Energy

Despite vibrant drilling and exploration activity in the energy sector fostered by high oil prices, execution has been an issue for Swiss companies, which continue to report mixed results. On the equipment and service side, Weatherford’s sales and operating margins were in line with expectations, but free cash flow was negative and earnings guidance was downgraded. On the drilling service side, Transocean’s ultra-deep water fleet continues to struggle with technical problems. The company saw a huge increase in operating costs due to a delay in certification of blow-out preventers. The negative impact of a much tighter regulatory environment on an aging fleet was the main cause for low capacity utilization, penalizing returns on capital and justifying the company’s current large trading discount to its net asset value. The Fund’s average exposure to the energy sector was minimal during the fourth quarter of 2011.

Healthcare: biotechnology, medical technology and pharmaceuticals

As a result of increased market volatility in the fourth quarter, investors continued to favor pharmaceutical stocks that focused on free cash flow, dividends and low valuation, rather than companies in the development stage of the product pipelines. The MSCI World Healthcare Index ended December with a positive total return for the month of 8.1% compared to 7.7% for the MSCI World Index. For 2011, the divergence between the two indices was remarkable (10.2% versus -5.0%, respectively). Within the sector, the performances of the stocks varied considerably, with Pfizer and GlaxoSmithKline up 29% and 24%, respectively, while AstraZeneca was up only 10% (in Swiss francs). The two largest Swiss blue chips stocks, Roche and Novartis, also had very different total returns in 2011 (22% versus 2%, respectively). The gap in those companies’ performance in the fourth quarter was less pronounced (8% versus 6%, respectively).

Investors seemed to regain confidence in a sector that continues to face many challenges, including uncertainty surrounding U.S. and European healthcare reform, a lack of innovation to replace blockbuster drugs and increased competition from generic drug manufacturers. The brutal de-rating of the

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Letter to Stockholders (continued)

sector in the past decade that reduced the price-to-earnings ratio for the sector from twenty to about ten times earnings today reflects the deteriorating conditions in the sector. The pharmaceutical industry, however, has slowly responded to these challenges and companies have taken measures to revamp their research and development operations and discovery processes, improve productivity and implement broad based cost-cutting programs.

In the fourth quarter, Novartis suffered a delay in its effort to develop an inhaler treatment for smokers (NAV 237), which is expected to be pushed back by one or two years. The commercialization of the respiratory drug is still expected to become a blockbuster. The termination of the clinical development of the next generation of the anti-hypertensive drug Aliskiren for type-2 diabetes patients also came as a surprise. It is too soon, however, to anticipate the withdrawal of the drug for the approved indications (total peak sales for Aliskiren were anticipated to be between USD 1.2 and 1.6 billion). This negative news had broad repercussions on the company’s hypertensive franchise in general, which will suffer from the loss of patent exclusivity for Diovan, which generates revenue of CHF 6 billion on an annual basis. This news, however, failed to negatively affect Novartis’ stock price, suggesting that the market does not solely value the company based on its drug pipeline. This gives potential for the stock’s price to appreciate on good news when the market turns more positive. Novartis is progressing well with its oncology franchise, as demonstrated by the run-up in sales of the newly commercialized Tasigna and the development of the drug Afinitor. Revenues from the first oral drug (Gilenya) for the treatment of multiple sclerosis are very encouraging, although some anecdotal evidence of cardiovascular side effects was observed. Gilenya should position Novartis as a serious competitor in the field, compared to similar emerging drugs from Biogen and Sanofi.

As noted, the performance of Roche contrasted with Novartis throughout 2011. The European marketing approval of Avastin for ovarian cancer in December 2011 was largely anticipated by the market and the contribution of this new target population on the CHF 7 billion peak sales generated in other cancer indications should be limited. With positive clinical data of a combination therapy (Herceptin and Pertuzumab) presented at the San Antonio Breast Cancer Symposium early December, Roche helped to secure its position in the breast cancer franchise.

The biotech indices largely outperformed worldwide indices in the fourth quarter (Nasdaq Biotech Index +12%). In Switzerland, however, Actelion did not participate in this momentum and ended the quarter in line with the SPI.

Chemicals

The consumer chemical sector remained stable with long term structural growth drivers in emerging markets and select demographics in developed markets. In this

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Letter to Stockholders (continued)

sub-sector, Givaudan should continue to maintain its industry leading margins despite the deteriorating consumer confidence in Europe observed in the fourth quarter. The global market of flavor and fragrances should expand at a growth rate of 5-6% in the next three years. Growth in emerging markets is expected to be 3-4 times higher than in developed markets in the coming years triggered by increased consumption (i.e., cosmetics) and disposable income. To capture this growth potential, Givaudan, which already has a strong presence in the Asia Pacific region, is expected to shift its resources in marketing and sales as well as research and development, to emerging market countries.

On the agribusiness side, the fundamentals of Syngenta continue to point towards a favorable overall outlook, and anecdotal evidence suggests that volume momentum will increase in seeds, mainly in Latin America. A more cautious stance is needed for the fertilizer companies in Europe, which are facing a deteriorating environment in demand and the uninspiring figures provided by the USDA (United States Department of Agriculture) in December. The performance of Syngenta was strong, with a 15% return in the fourth quarter, which compared favorably to its peer group. The integrated business model announced in early 2011 will help Syngenta to double the size of the crop division by 2015 (USD 8 billion sales in 2011).

Private Equity and Other Illiquid Investments

In the fourth quarter, a new illiquid direct private investment was made in Selfrag, a privately held Swiss company that specializes in the development, engineering and production of high voltage pulse power products for the selective fragmentation of various materials. The technology is particularly suited for processing high purity materials as well as for mining and recycling applications. Selfrag was spun-off from the Ammann Group in 2007.

The Fund’s total investment (consisting of assets invested to date and remaining capital commitments) in its two private equity fund investments, Zurmont Madison and Aravis II, represented 4.6% of the Fund’s net assets as of December 31, 2011.

Outlook

Equity valuations are attractive in most of the markets on all metrics. Yields on earnings and free cash flow yields are very high historically compared to government bond yields. This elevated equity risk premium should allow for a decent performance for stocks in 2012, barring major deflationary events. The European debt crisis and larger economic issues in the Eurozone pose significant issues, but they are already well known to investors. Actions taken in Europe although not necessarily solving longer-term issues should stabilize the market for now. The U.S. economy is recovering while emerging market economies are slowing, but so are their inflation rates, which should allow central banks more room to cut interest rates and

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

add more liquidity to their economies in 2012. The macro-economic situation is still uncertain and volatility is to be expected, namely due to China’s transition to a more consumer-driven economy depending less on fixed-capital formation. While the European banking system remains a risk and its deleveraging will negatively affect global trade, Chinese social unrest, real estate depreciation and questionable loans by the banking system, are probably the main sources of risk for global demand. The favorable equity valuations and extremely low interest rates should act as shock absorbers against those risks in 2012.

Fund Performance Review

The Fund started the year with relatively high exposure to small- and mid-capitalization companies, despite some reduced exposure at the end of 2010, and continued to reduce select positions during the first quarter of 2011. Throughout 2011, these companies were more negatively affected by the stronger Swiss franc, investors’ avoidance of risk and relatively full valuation compared to their large capitalization peers.

Management of liquidity in the Fund in 2011 was challenging due to the high level of realized capital gains triggered by the need to raise cash to pay stockholders who participated in the Fund’s tender offer in June 2011 (and potential tender offer in October 2011), and by the rebalancing of the Fund’s portfolio in response to market conditions. As a result of the high level of realized capital gains, the Fund also had to raise significant cash to pay distributions to stockholders in August. At times throughout the year, the Fund had higher cash positions than it otherwise would have, which penalized its performance, particularly in October when the markets recovered strongly.

At the sector level, the Fund benefitted from being underweight in the financial sector. The main detractors for performance were due to specific issues, including a structural underweight in the pharmaceutical sector, where the Fund is limited in its ability to invest more than a certain percentage of its assets in a particular issuer and the sector generally. On a stock selection basis, the technical rebound of Roche penalized the relative performance of the Fund in the fourth quarter. Earlier in the year, specific unexpected events, such as the allegations and resignations of Sonova’s management and the lengthening sales’ cycle affecting Temenos, also had a negative impact on specific securities.

In summary, 2011 was a challenging year for market participants generally and the Fund specifically. The Fund faced numerous external pressures on its performance, including global and Eurozone macro-economic issues, significant volatility in the equity and currency markets, the ongoing strength of the Swiss franc, and the underperformance of Swiss small- and mid-capitalization companies against their larger peers (the SMI Mid Index, for example,

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (continued)

underperformed the SPI by 13% in 2011). Adding to the Fund’s difficulty in trying to navigate these external pressures and still outperform the SPI, were various internal portfolio management challenges. These were the result, in part, of the Fund’s need to raise and set aside cash for the Fund’s tender offer program, and for two significant distributions to stockholders, as well as regulatory constraints on the Fund’s ability to add to its positions in important and attractive larger-capitalization issues. As a result of a combination of these various factors, the Fund underperformed the SPI by 3.4% for the year. Management continues to seek promising investment opportunities for the Fund in spite of these external and internal challenges and is confident, in light of the Fund’s long-term performance record, of its ability to continue to provide positive long-term results to the Fund’s stockholders.

Sincerely,

Alexandre de Takacsy

President

Rudolf Millisits

Chief Executive Officer and Chief Financial Officer

Indices Performance Comparison
Year to Date December 31, 2010 Through December 31, 2011
Performance in Swiss Francs

Swiss Performance Index (SPI)	-7.72%

Swiss Helvetia Fund

Based on Net Asset Value	-11.14%

Change in U.S. Dollar vs. Swiss Franc	0.32%

Performance in U.S. Dollars

Swiss Helvetia Fund Performance

Based on Net Asset Value	-11.43%

Based on Market Price	-13.03%

S & P 500 Index	2.11%

MSCI EAFE Index	-11.73%

Lipper European Fund Index (10 Largest)	-11.00%

Lipper European Fund Universe Average	-13.15%

Source: Citi Fund Services Ohio, Inc.

THE SWISS HELVETIA FUND, INC.

Letter to Stockholders (concluded)

Peer Group/Indices Performance Comparison in Swiss Francs[1]
	Total return as of year ended December 31															Cumulative Performance 12/31/96- 12/31/11
	2011	2010	2009	2008	2007	2006	2005	2004	2003	2002	2001	2000	1999	1998	1997
Swiss Helvetia Fund	-11.14%	7.64%	-5.05%	-28.19%	-2.67%	20.56%	33.20%	7.75%	22.54%	-20.40%	-22.91%	14.06%	14.70%	15.57%	53.99%	92.29%

Swiss Performance Index (SPI)	-7.72%	2.92%	23.18%	-34.05%	-0.05%	20.67%	35.61%	6.89%	22.06%	-25.95%	-22.03%	11.91%	11.69%	15.36%	55.19%	112.72%

Swiss Market Index (SMI)	-7.77%	-1.68%	18.27%	-34.77%	-3.43%	15.85%	33.21%	3.74%	18.51%	-27.84%	-21.11%	7.47%	5.71%	14.28%	58.93%	50.56%

iShares Switzerland[2]	-7.60%	3.24%	18.55%	-31.59%	-0.97%	20.02%	32.45%	6.34%	19.14%	-26.23%	-23.12%	7.75%	12.22%	11.74%	47.79%	74.74%

CS EF (CH) Swiss Blue Chips[3,7]	-9.74%	1.51%	19.98%	-35.72%	-1.66%	18.78%	32.27%	2.75%	18.13%	-28.75%	-22.12%	10.97%	7.57%	14.21%	59.90%	60.30%

UBS (CH) Equity Fund[4,7]	-10.40%	2.18%	22.44%	-33.76%	-2.55%	18.98%	33.50%	5.00%	18.14%	-26.02%	-22.04%	7.42%	6.43%	12.75%	55.94%	65.29%

Pictet (CH) — Swiss Equities[5,7]	-10.50%	2.07%	27.00%	-36.50%	1.94%	19.37%	37.06%	7.05%	20.10%	-27.93%	-22.35%	7.34%	9.38%	11.05%	55.65%	79.41%

Saraswiss (Bank Sarasin)[6,7]	-9.66%	3.71%	18.62%	-34.87%	-2.86%	18.69%	33.05%	2.93%	19.64%	-28.51%	-24.45%	9.72%	7.10%	14.41%	53.57%	52.48%

Sources : Bloomberg, management companies’ websites and Citi Fund Services, LLC.

1 Performance of funds is based on changes in each fund’s NAV over a specified period. In each case total return is calculated assuming reinvestment of all distributions. Funds listed, other than iShares MSCI Switzerland, are not registered with the Securities and Exchange Commission. Performance and descriptive information about the funds are derived from their published investor reports and websites, which are subject to change.

2 Shares of iShares MSCI Switzerland are traded on the NYSE Arca and seeks to provide investment results that correspond to the performance of the Swiss market, as measured by the MSCI Switzerland Index. These stocks represent Switzerland’s largest and most established public companies, accounting for approximately 85% of the market capitalization of all Switzerland’s publicly traded stocks. Performance of shares of iShares MSCI Switzerland is calculated based upon the closing prices of the period indicated using the Swiss franc/U.S. dollar exchange rate as of noon each such date, as reported by Bloomberg. Such exchange rates were as follows: 12/31/97 = 1.46, 12/31/98 = 1.38, 12/31/99 = 1.60, 12/31/00 = 1.61, 12/31/01 = 1.67, 12/31/02 = 1.39, 12/31/03 = 1.24, 12/31/04 = 1.14, 12/31/05 = 1.32, 12/31/06 = 1.22, 12/31/07 = 1.13, 12/31/08 = 1.06, 12/31/09 = 1.03, 12/31/10 = 0.93, 12/30/11 = 0.91

3 This fund gives investors access to the Swiss equity market. It has a broadly-diversified portfolio geared to the long-term value growth, with a preference to large cap stocks. Stock selection is based on criteria such as company valuation, business climate, market positioning and management quailty.

4 This fund invests primarily in major Swiss companies. Quality criteria used for determining relative weightings of companies include: strategic orientation, strength of market position, quality of management, soundness of earnings, growth potential and potential for improving shareholder value. The investment objective seeks to provide results that are aligned with the SPI performance.

5 This fund invests in shares of companies listed in Switzerland and included in the SPI, mainly in blue chip stocks.

6 This fund invests in shares of Swiss companies. It weights individual sectors relative to the SPI on the basis of their expected relative performance. It focuses on liquid blue-chip stocks.

7 These funds are not available to U.S. residents or citizens.

Past performance is no guarantee of future results.

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors

The following tables set forth certain information about each person currently serving as a Director of the Fund, including his or her beneficial ownership of Common Stock of the Fund. All information presented in the tables is as of December 31, 2011. Information is presented separately with respect to Directors who have been determined to be non-interested Directors and Directors who are interested Directors under the Investment Company Act of 1940, as amended.

Class I Non-Interested Directors (Terms will Expire in 2013)
Name, Address & Age	Position(s) with Fund (Since)	Principal Occupation(s) During at Least the Past Five Years	Other Directorships Held by Director During at Least the Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[1]
Claude W. Frey Clos 108 2012 Auvernier Switzerland Age: 68	Director (1995); Member of the Governance/ Nominating Committee (2002) and the Pricing Committee (2009 to 2011)	President of the Swiss Parliament from 1994 to 1995; President of the Swiss Police Academy (Neuchâtel) from 1996 to 2003; Member of the Swiss Parliament from 1979 to 2003; Parliamentary Assembly of the Council of Europe (Strasbourg) from 1996 to 2004; Executive Board of the “North-South Centre” (Lisbon) since 1999; President of the National Committee for Foreign Affairs from 2001 to 2003; Vice President of the National Committee for Foreign Affairs from 1999 to 2001; Chairman of the Board: Bérun Frais SA (Marin) since 2002; Federation of Swiss Food Industries (Berne) from 1991 to 2001; Association of Swiss Chocolate Manufacturers (Berne) from 1991 to 2000; Vice Chairman of the Board: Federation of Swiss Employers’ Association (Zurich) from 1997 to 2001	Chairman of the Board: Infra Tunnel SA (Marin); Beton Frais SA (Marin); Member of the Board: SCCM SA (Crans-Montana); Dexia Banque Privee (Suisse), Zurich since 2003, Vice Chairman of Board since 2009; Chairman of the Executive Board of the “North-South Centre” (Lisbon); Chairman of the Federal Committee for Employee Pension Plans (Berne); Chairman of the Advisory Board of International Swiss State Broadcast since 2009; President of the Steering Committee of InterNutrition (Zurich) from 2000 to 2008; Dexia Public Finance (Suisse) Geneva from 2006 to 2010; Racemark Industries SA (Suisse) Couvet from 2006 to 2010	5,086 $50,001-$100,000
Jean-Marc Boillat Les Gadras 47120 Villeneuve de Duras France Age: 70	Director (2005); Member (2005) and Chair (2011) of the Governance/ Nominating Committee; Member of the Pricing Committee (2009 to 2011)	Former CEO, Tornos-Bechler S.A., Moutier; Former Ambassador of Switzerland in various countries, including Lebanon, Cyprus, Angola, Mozambique and Argentina	None	3,094 $10,001-$50,000

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors (continued)

Class I Non-Interested Directors (Terms will Expire in 2013)
Name, Address & Age	Position(s) with Fund (Since)	Principal Occupation(s) During at Least the Past Five Years	Other Directorships Held by Director During at Least the Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[1]
R. Clark Hooper 1156 St. Andrews Road Bryn Mawr, PA 19010 Age: 65	Director (2007); Member (2007) and Chair (2009) of the Audit Committee; Member of the Governance/Nominating Committee (2007) and the Pricing Committee (2008 to 2011)	President of Dumbarton Group LLC (regulatory consulting) from 2003 to 2007; Various positions, including Executive Vice President of Regulatory Policy and Oversight (2002-2003) and Strategic Programs (1992-2002) of the National Association of Securities Dealers, Inc. (currently, Financial Industry Regulatory Authority, Inc.) from 1972 to 2003	Director of certain funds in the American Funds fund complex (46 funds) since 2003; Director of JP Morgan Value Opportunities Fund since 2005; Member of the Executive Committee and Board of Trustees of Hollins University (VA); and Trustee of Children’s Hospital of Philadelphia (PA)	1,240 $10,001-$50,000

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors (continued)

Class II Non-Interested Directors (Terms will Expire in 2014)
Name, Address & Age	Position(s) with Fund (Since)	Principal Occupation(s) During at Least the Past Five Years	Other Directorships Held by Director During at Least the Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[1]
Samuel B. Witt, III, Esq. 1802 Bayberry Court Suite 401 Richmond, Virginia 23226 Age: 76	Director (1987) and Chairman of the Board of Directors (2006); Chairman of the Audit Committee (1993 to 2006); Member of the Governance/ Nominating Committee (2002) and the Pricing Committee (2008 to 2011)	Samuel B. Witt, III, Attorney-at-Law, since August 1993	Trustee of The Williamsburg Investment Trust (11 funds)	5,342 $50,001-$100,000
Claus Helbig Mauerkircherstrasse 10, D-81679 Munich, Germany Age: 70	Director (2008); Member of the Governance/ Nominating Committee (2008), the Audit Committee (2009) and the Pricing Committee (2009)	Attorney-at-Law; Member of the Supervisory Board of: Audi AG (Ingolstadt) from 1998 to 2008, Bankhaus August Lenz & Co. AG (Munich) (Chairman) since 2002, GLL Real Estate Partners GmbH (Munich) (Chairman) since 2001, and HCM Capital Management AG (Munich) (Vice-Chairman) from 2004 to 2010; Member of the European Advisory Board of Booz Allen Hamilton from 2003 to 2011; and Member of the Global Advisory Board of Millennium Associates, Zug/CH from 2007 to 2010; Director of Leo Capital Growth SPC (Ireland) since 2007; Director of Societé Horlogère Reconvilier AG, Zug/Switzerland since 2011	None	1,000 $10,001-$50,000
Richard Brealey Haydens Cottage The Pound Cookham Berks SL69 QE England Age: 75	Director (1987 to 1996 and since 2009); Member of the Governance/ Nominating Committee (2009) and the Pricing Committee (2009)	Emeritus Professor London Business School (LBS); Full-time faculty member LBS from 1968 to 1998; Special Advisor to the Governor of the Bank of England 1998-2001	Director of the HSBC Investor Funds from 2004 to 2008	13,788 $100,001-$200,000

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors (continued)

Class III Non-Interested Directors (Terms will Expire in 2012)
Name, Address & Age	Position(s) with Fund (Since)	Principal Occupation(s) During at Least the Past Five Years	Other Directorships Held by Director During at Least the Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[1]
Michael Kraynak, Jr. 401 Mountain Avenue Ridgewood, New Jersey 07450 Age: 81	Director (2005); Member of the Audit Committee (2006), the Governance/ Nominating Committee (2005) and the Pricing Committee (2008 to 2011)	Partner of Brown Brothers Harriman & Co.; Member, BBH Trust Company Investment Committee	President of the Robert Brunner Foundation (private foundation); Trustee of the Ridgecrest Senior Citizens Housing Corp.; Former Member of the Ridgewood (NJ) Financial Advisory Council; Former Director: Yale Alumni Association of Bergen County; Director, Chairman, Finance Committee Member and Executive Committee Member of the American Australian Association from 1995 to 2010	10,000 $100,001-$200,000
Stephen K. West, Esq. Sullivan & Cromwell LLP 125 Broad Street New York, New York 10004 Age: 83	Director (1995); Chair of the Pricing Committee (2008); Member of the Governance/ Nominating Committee (2002); Member of the Audit Committee (1996 to 2004 and since 2006)	Senior Counsel of Sullivan & Cromwell LLP (law firm) since 1997, including counsel to the Fund’s Non-Interested Directors; Partner of Sullivan & Cromwell LLP from 1964 to 1996	Director: Pioneer Funds (registered investment companies) (44 portfolios); INVESCO (formerly, AMVESCAP) (investment manager) from 1999 to 2005; First ING Insurance Company of New York from 1983 to 2001; Winthrop Focus Funds (registered investment companies) from 1988 to 1997; ING America Holdings, Inc. (insurance and broker-dealer holding company) from 1988 to 1998; Dresdner RCM Global Strategic Income Fund, Inc. (registered investment company) from 1997 to 2002	1,071 $10,001-$50,000

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors (continued)

Class III Non-Interested Directors (Terms will Expire in 2012)
Name, Address & Age	Position(s) with Fund (Since)	Principal Occupation(s) During at Least the Past Five Years	Other Directorships Held by Director During at Least the Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[1]
David R. Bock 6003 Overlea Road Bethesda, Maryland 20816 Age: 68	Director (2010); Member of the Governance/ Nominating Committee (2010) and Pricing Committee (2010)	Managing Partner, Federal City Capital Advisors since 1997; Interim CEO, Oxford Analytical, January to June 2010; Executive Vice President and Chief Financial Officer of I-trax, Inc. (health care services) from 2004 to 2008; Managing Director of Lehman Brothers from 1992 to 1995; Executive at The World Bank from 1974 to 1992	Director of the Pioneer Funds (53 portfolios) since 2005; Director and Member of the International Advisory Board of Oxford Analytica (political and economic consulting) since 2008; Director of Enterprise Community Investment (private investment company) from 1985 to 2010; Director of New York Mortgage Trust from 2004 to 2008 and since 2012; Director of I-trax, Inc. from 2000 to 2004	4,250 $10,001-$50,000
Class I Interested Director (Term will Expire in 2013)
Name, Address & Age	Position(s) with Fund (Since)	Principal Occupation(s) During at Least the Past Five Years	Other Directorships Held by Director During at Least the Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[1]
Alexandre de Takacsy[2,3] Financière Hottinguer 43, rue Taitbout 75009 Paris France Age: 82	Director (1987 to 1994; 1998 to present); and President (2009)	Vice Chairman of the Board, Director, Secretary and Member of the Investment Committee of HCC; Senior Advisor to the Hottinger Group and President of Hottinger U.S., Inc. (“HUS”) until December 2004; Retired Senior Executive, Royal Bank of Canada	None	1,057 $10,001-$50,000

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Directors (concluded)

Class III Interested Director (Term will Expire in 2012)
Name, Address & Age	Position(s) with Fund (Since)	Principal Occupation(s) During at Least the Past Five Years	Other Directorships Held by Director During at Least the Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[1]
Paul Hottinguer[2,3] Chalet Oldenhorn 3780 Gstaad Oldenhornstrasse 61 Switzerland Age: 69	Director (1989); Chairman of the Board of Directors (1989 to 2006); and Chief Executive Officer (1989 to 2002)	Vice Chairman of the Board, Director and Member of Investment Committee of HCC; AXA International Obligations (finance) since 1996; Managing Director: Intercom (holding company) since 1984; Administrator: Investissement Provence SA (holding company) since 1996; Permanent Representative: Credit Suisse Hottinguer to Provence International (publicly held French mutual fund), Credit Suisse Hottinguer to CS Oblig Euro Souverain (mutual fund); Censor -- Provence Europe (mutual fund); Credit Suisse Hottinguer to PPC; Credit Suisse Hottinguer to Croissance Britannia (investment fund); Credit Suisse Hottinguer to Harwanne Allemagne; General Partner: Hottinger et Cie (Zurich) until December 2007; President: Gaspee (real estate) from 1992 to 2006; Financière Hottinguer (holding company) from 1990 to 2002; Financière Provence Participations (venture capital firm) from 1990 to 2002; Finaxa (finance) from 1982 to 2004; Financière Hottinguer to CS Institutions Monetaire (mutual fund) from 1990 to 2002; Financière Hottinguer to CS Court Terme (mutual fund) from 1990 to 2002	Director of HUS until December 2004	11,433 $100,001-$200,000

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Executive Officers

The following table sets forth certain information about each person currently serving as an Executive Officer of the Fund, including his beneficial ownership of Common Stock of the Fund. All information presented in the table is as of December 31, 2011.

Executive Officers[4]
Name, Address & Age	Position(s) with Fund (Since)	Principal Occupation(s) During at Least the Past Five Years	Other Directorships Held by Officer During at Least the Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[1]
Rudolf Millisits[3] HCC 1270 Avenue of the Americas Suite 400 New York, New York 10020 Age: 53	Chief Executive Officer (2009); Senior Vice President (2000); Treasurer and Chief Financial Officer (2002); and Vice President (1995 to 2000)	Chief Executive Officer and President (since June 2011), Chief Compliance Officer (since October 2004), Director (since December 2000), Chief Operating Officer (since December 1998), Assistant Secretary (since August 1995) and Portfolio Manager and Member of Investment Committee (since September 1994) of HCC; Chairman, Chief Executive Officer and Director (since December 2004), Executive Vice President (from 1994 to 2004) and Assistant Secretary (from 1995 to 2004) of HUS; President and Chief Financial Officer of Hottinger Brothers LLC since 2004; Director of Hottinger Investment Managers S.A. (from April 2008 to July 2011); Director of Hottinger Asset Management AG (Zurich) since February 2008	N/A	11,065 $100,001-$200,000
Philippe R. Comby, CFA, FRM[3] HCC 1270 Avenue of the Americas Suite 400 New York, New York 10020 Age: 45	Vice President (2000)	Director (since September 2005), Senior Vice President (since 2002), First Vice President (from 1998 to 2002), Treasurer (since 1997) and Member of Investment Committee (since 1996) of HCC; Chief Investment Officer and Senior Vice President of Hottinger Brothers LLC since 2004; Director, President and Secretary (since December 2004) and Vice President (until December 2004) of HUS; Director of Spineart SA (since 2011); Director of Hottinger Investment Managers S.A. (from April 2008 to July 2011)	N/A	4,147 $10,001- $50,000
James Downey Citi Fund Services 100 Summer Street 15th Floor Boston, Massachusetts 02110 Age: 41	Secretary (2011)	Assistant Vice President and Product Manager, Citi Fund Services Ohio, Inc. (since January 2007)	N/A	None

THE SWISS HELVETIA FUND, INC.

Certain Information Concerning Executive Officers (concluded)

Executive Officers[4]
Name, Address & Age	Position(s) with Fund (Since)	Principal Occupation(s) During at Least the Past Five Years	Other Directorships Held by Officer During at Least the Past Five Years	Shares and Dollar Range of Common Stock Beneficially Owned[1]
Patrick J. Keniston Foreside Compliance Services, LLC Three Canal Plaza, Suite 100 Portland, Maine 04101 Age: 47	Chief Compliance Officer (2008)	Director, Foreside Compliance Services since October 2008; Vice President, Citi Fund Services Ohio, Inc. from 2005 to 2008	N/A	None
[1]

All Directors and executive officers as a group (15 persons) owned 288,347 shares which constitutes approximately 1.0% of the outstanding Common Stock of the Fund. Share numbers in this Annual Report have been rounded to the nearest whole share.

[2]	Indicates “Interested Person,” as defined in the 1940 Act. Alexandre de Takacsy and Paul Hottinguer are Interested Persons because of their current positions with HCC.
[3]

HCC owns 215,868 shares of the Fund. Messrs. Hottinguer, de Takacsy, Millisits and Comby, constituting a majority of the directors of HCC, may be deemed to have voting and investment power over such shares.

[4]	Each executive officer serves on a year-to-year basis for an indefinite term, until his successor is elected and qualified.

THE SWISS HELVETIA FUND, INC.

Review of Operations

Trading activity for the year ended December 31, 2011 involved changes in the following positions:

New Investments by the Fund

Actelion, Ltd.

Adecco SA

Bank Sarasin & Co., Ltd.

Biotie Therapies Oyj*

Geberit AG

Ixodes AG, Series B

Julius Baer Group, Ltd.

SelFrag AG, Class A, Series C

Swiss Life Holding AG

Swiss Re AG

Additions to Existing Investments

Aravis Biotech Il — Limited Partnership

Clariant AG

Georg Fischer AG

Givaudan SA

Kaba Holding AG, Series B

Nestle SA

Roche Holding AG

Syngenta AG

UBS AG

Zehnder Group AG

Zurich Financial Services AG

Zurmont Madison Private Equity, Limited Partnership

Securities Disposed of / Expired

ABB, Ltd.

Credit Suisse Group

Dufry Group

Flughafen Zuerich AG

Forbo Holding AG

Gategroup Holding AG

Huber & Suhner AG

Meyer Burger Technology AG

Mobimo Holding AG

Panalpina Welttransport Holding AG

Phoenix Mecano AG

PSP Swiss Property AG

Schweiter Technologies AG

Sonova Holding AG

Sulzer AG

Swiss Prime Site AG

Swissquote Group Holding SA

Synosia Therapeutics Holding AG, Series A Preferred Shares*

Synosia Therapeutics Holding AG, Series B Preferred Shares*

Synosia Therapeutics Holding AG, Series C Preferred Shares*

Temenos Group AG

Weatherford International Ltd.

Reductions in Existing Investments

Addex Pharmaceuticals, Ltd.

Belimo Holding AG

Burckhardt Compression Holding AG

Compagnie Financiere Richemont SA, Series A

Galenica AG

Kuehne + Nagel International AG

Novartis AG

SGS SA

Sika AG

Swatch Group AG

Transocean, Ltd.

*	As a result of a corporate merger, shares of Biotie Therapies Oyj were acquired in exchange for shares of Synosia Therapeutics Holding AG.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments	December 31, 2011

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — 99.50%

Banks — 5.69%

52,100	Bank Sarasin & Co., Ltd. Registered Shares	$1,529,403	0.44%
	Offers private banking and asset management services. (Cost $1,994,377)

50,000	Julius Baer Group, Ltd.	1,964,496	0.57%
	Offers private banking services, and advises on wealth management, financial planning and investments. (Cost $1,943,133)

1,345,000	UBS AG1,2 Registered Shares	16,080,740	4.68%
	A global diversified financial service company with significant activity in private banking, investment banking, and asset management. (Cost $18,480,419)

		19,574,639	5.69%

Biotechnology — 2.43%

48,650	Actelion, Ltd. Registered Shares	1,677,855	0.49%
	Biotechnology company that develops and markets synthetic small-molecule drugs against diseases related to the endothelium. (Cost $2,494,563)

No. of Shares	Security	Fair Value	Percent of Net Assets

Biotechnology — (continued)

351,155	Addex Pharmaceuticals, Ltd.[2] Registered Shares	$2,084,173	0.61%
Bio-pharmaceutical company that discovers and develops allosteric modulators for human health. Allosteric modulators are a different kind of orally available small molecule therapeutic agent.
	(Cost $17,107,683)

3,829,302	Biotie Therapies Oyj[2],3 Bearer Shares	2,392,289	0.69%
	Develops drugs that treat dependence disorders, inflammatory diseases, and thrombosis. (Cost $2,118,548)

3,029	NovImmune SA2,3 Common Shares	2,196,195	0.64%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune-related disorders. (Cost $1,551,109)

		8,350,512	2.43%

Chemicals — 7.33%

356,000	Clariant AG2 Registered Shares	3,529,163	1.03%
	Develops, produces and markets specialty chemical products. (Cost $3,873,899)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (continued)	December 31, 2011

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Chemicals — (continued)

6,100	Givaudan SA Registered Shares	$5,838,413	1.70%
	Manufactures and markets fragrances and flavors from natural and synthetic ingredients. (Cost $5,302,430)

53,800	Syngenta AG1 Registered Shares	15,821,837	4.60%
	Produces herbicides, insecticides and fungicides, and seeds for field crops, vegetables, and flowers. (Cost $17,006,193)

		25,189,413	7.33%

Construction & Materials — 2.82%

2,235	Belimo Holding AG Registered Shares	4,051,251	1.18%
	World market leader in damper and volume control actuators for ventilation and air-conditioning equipment. (Cost $2,668,019)

2,985	Sika AG Bearer Shares	5,650,145	1.64%
	Manufactures construction materials and offers related services. (Cost $5,691,812)

		9,701,396	2.82%

No. of Shares	Security	Fair Value	Percent of Net Assets

Diversified Manufacturing Operation — 0.96%

9,600	Georg Fischer AG Registered Shares	$3,295,476	0.96%
	Produces automobile parts, piping systems, plastics processing equipment, and tool and mold making machinery. (Cost $3,840,227)

		3,295,476	0.96%

Energy — 0.79%

70,200	Transocean, Ltd.	2,722,868	0.79%
	Owns or operates mobile offshore drilling units, inland drilling barges and other assets utilized in the support of offshore drilling activities worldwide. (Cost $3,906,287)

		2,722,868	0.79%

Financial Services — 2.86%

14,700	Allreal Holding AG Registered Shares	$2,145,813	0.62%
	Develops and manages real estate. Operates as a general contractor offering planning, architect, and construction management services. (Cost $2,094,153)

150,442	Swiss Re AG1 Non-voting equity securities	7,701,485	2.24%
	Offers reinsurance, insurance and insurance linked financial market products. (Cost $7,742,543)

		9,847,298	2.86%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (continued)	December 31, 2011

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Food & Beverages — 25.54%[4]

135	Lindt & Sprungli AG Registered Shares	$4,531,761	1.32%
	Major manufacturer of premium Swiss chocolates. (Cost $471,624)

1,442,300	Nestle SA1 Registered Shares	83,289,702	24.22%
	Largest food and beverage processing company in the world. (Cost $38,125,322)

		87,821,463	25.54%

Industrial Goods & Services — 7.50%

87,000	Adecco SA Registered Shares	3,661,052	1.06%
	Supplies personnel and temporary help, and offers permanent placement services for professionals and specialists in a range of occupations. (Cost $4,049,614)

14,730	Burckhardt Compression Holding AG Bearer Shares	3,701,797	1.08%
	Produces compressors for oil refining, the chemical and petrochemical industries, industrial gases, and gas transport and storage. (Cost $3,721,139)

No. of Shares	Security	Fair Value	Percent of Net Assets

Industrial Goods & Services — (continued)

20,000	Geberit AG Registered Shares	$3,871,244	1.13%
Manufactures and supplies water supply pipes and fittings, installation systems, drainage and flushing systems such as visible cisterns, and other sanitary systems for the commercial and residential construction markets.
	(Cost $3,829,183)

6,440	Inficon Holding AG Registered Shares	1,060,593	0.31%
	Manufactures and markets vacuum instruments used to monitor and control production processes. Manufactures on-site chemical detection and monitoring systems. (Cost $581,616)

10,800	Kaba Holding AG, Series B	3,791,145	1.10%
	Registered Shares
Provides mechanical and electronic security systems. Offers individually tailored “Total Access Control” including high-security locking devices for heavy safes, modular access and time management applications, as well as no-contact identification technology.
	(Cost $4,046,190)

39,044	Kuehne + Nagel International AG Registered Shares	4,405,028	1.28%
	Transports freight worldwide. (Cost $2,848,318)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (continued)	December 31, 2011

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Industrial Goods & Services — (continued)

1,715	SGS SA Registered Shares	$2,851,914	0.83%
	Provides industrial inspection, analysis, testing, and verification services worldwide. (Cost $3,016,409)

44,544	Zehnder Group AG Bearer Shares	2,446,085	0.71%
	Manufactures a variety of radiators including bathroom radiators, electric and aluminum radiators, as well as steel radiators. (Cost $3,355,515)

		25,788,858	7.50%

Insurance — 5.53%

12,600	Swiss Life Holding AG Registered Shares	1,164,196	0.34%
	Financial services company provides life and property insurance, institutional investment management, and private banking services. (Cost $2,159,923)

78,490	Zurich Financial Services AG1 Registered Shares	17,836,729	5.19%
	Offers property, accident, health, automobile, liability, financial risk and life insurance and retirement products. (Cost $17,947,510)

		19,000,925	5.53%

No. of Shares	Security	Fair Value	Percent of Net Assets

Medical Technology — 1.62%

168,000	Kuros Biosurgery AG2,3 Common Shares	$2,910,491	0.84%
	Develops biomaterials and bioactive biomaterial combination products for trauma, wound and spine indications. (Cost $2,516,639)

3,731	Spineart SA2,3 Common Shares	2,673,265	0.78%
Designs and markets an innovative full range of spine products, including fusion and motion preservation devices, focusing on easy to implant high-end products to simplify the surgical act.
	(Cost $2,623,329)

		5,583,756	1.62%

Personal & Household Goods — 5.60%

244,400	Compagnie Financiere Richemont SA, Series A1 Bearer Shares	12,417,329	3.61%
	Manufactures and retails luxury goods. Produces jewelry, watches, leather goods, writing instruments, and men’s and women’s wear. (Cost $10,780,304)

18,150	Swatch Group AG1 Bearer Shares	6,822,505	1.99%
	Manufactures finished watches, movements and components. Produces components necessary to its eighteen watch brand companies. Also operates retail boutiques. (Cost $5,699,707)

		19,239,834	5.60%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (continued)	December 31, 2011

No. of Shares	Security	Fair Value	Percent of Net Assets
Common Stocks — (continued)

Pharmaceuticals — 29.31%[4]

1,098,000	Novartis AG1 Registered Shares	$63,054,861	18.34%
	One of the leading manufacturers of branded and generic pharmaceutical products. Manufactures nutrition products. (Cost $35,800,368)

221,600	Roche Holding AG1 Non-voting equity securities	37,727,216	10.97%
Develops and manufactures pharmaceutical and diagnostic products. Produces prescription drugs in the area of cardiovascular, infectious, autoimmune and respiratory diseases, dermatology, oncology and other areas.
	(Cost $20,504,703)

		100,782,077	29.31%
Retailers — 1.52%

8,912	Galenica AG Registered Shares	5,237,027	1.52%
	Manufactures and distributes prescription and over-the-counter drugs, toiletries and hygiene products. (Cost $5,077,326)

		5,237,027	1.52%

	Total Common Stocks
	(Cost $264,970,134)	342,135,542	99.50%

No. of Shares	Security	Fair Value	Percent of Net Assets
Preferred Stocks — 2.24%

Biotechnology — 1.13%

6,000	Ixodes AG, Series B2,3 Preferred Shares	$1,604,106	0.46%
	Restricted to the development and production of a topical product for the treatment of borreliosis-infection and the prevention of lyme-disease after a tick bite. (Cost $1,634,699)

3,162	NovImmune SA, Series B2,3 Preferred Shares	2,292,628	0.67%
	Discovers and develops therapeutic monoclonal antibodies (mAbs) to treat patients suffering from immune- related disorders. (Cost $2,062,307)

		3,896,734	1.13%

Industrial Goods & Services — 0.44%

250,447	SelFrag AG, Class A, Series C2,3 Preferred Shares	1,497,165	0.44%
	Designs, manufactures and sells industrial machines and processes using the selective fragmentation technology. (Cost $1,496,205)

		1,497,165	0.44%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (continued)	December 31, 2011

No. of Shares	Security	Fair Value	Percent of Net Assets

Preferred Stocks — (continued)

Medical Technology — 0.67%

83,611	EyeSense AG, Series C2,3 Preferred Shares	$2,305,807	0.67%
	A spin-out from Ciba Vision AG. Develops novel ophthalmic self- diagnostic systems for glucose monitoring of diabetes patients. (Cost $3,007,048)

		2,305,807	0.67%

	Total Preferred Stocks (Cost $8,200,259)	7,699,706	2.24%

Convertible Corporate Bond —1.63%

Industrial Goods & Services — 1.63%

6,500,000	Adecco Investment Bond, 6.50%, 11/26/12 (Cost $6,421,175)	5,616,512	1.63%

	Total Convertible Corporate Bond (Cost $6,421,175)	5,616,512	1.63%

No. of Shares/ Units	Security	Fair Value	Percent of Net Assets

Private Equity Limited Partnerships — 3.36%

	Aravis Biotech Il - Limited Partnership[3] (Cost $2,359,546)	$2,294,116	0.67%

	Zurmont Madison Private Equity, Limited Partnership[1,3] (Cost $10,478,386)	9,253,396	2.69%

	Total Private Equity Limited Partnerships (Cost $12,837,932)	11,547,512	3.36%

	Total Investments* (Cost $292,429,500)	366,999,272	106.73%

	Liabilities in Excess of Other Assets	(23,135,036)	-6.73%

	Net Assets	$343,864,236	100.0%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (continued)	December 31, 2011

[1]	One of the ten largest portfolio holdings.
[2]	Non-income producing security.
[3]

Illiquid. There is no public market for these securities. Securities priced at Fair Value as determined by the Board’s Pricing Committee. Restricted Securities are not registered under the Securities Act of 1933, as amended, other than Rule 144A securities. At the end of the year, the aggregate value of these securities amounted to $29,419,458 or 8.6% of the Fund’s net assets. Additional information on these securities is as follows:

Security	Acquisition Date	Acquisition Cost
Aravis Biotech II, LP	July 31, 2007 – June 3, 2011	$2,359,546
Biotie Therapies OYJ	October 17, 2008 – December 13, 2010†	2,118,548
EyeSense AG – Preferred Shares C	July 22, 2010 – October 3, 2011	3,007,048
Ixodes AG – Preferred Shares B	April 7, 2011	1,634,699
Kuros Biosurgery AG	August 10, 2009 – August 28, 2009	2,516,639
NovImmune SA – Common Shares	October 7, 2009 – December 11, 2009	1,551,109
NovImmune SA – Preferred Shares B	October 7, 2009 – December 11, 2009	2,062,307
selFrag AG – Class A, Preferred Shares C	December 5, 2011	1,496,205
Spineart SA	December 22, 2010	2,623,329
Zurmont Madison Private Equity, LP	September 13, 2007 – June 14, 2011	10,478,386

		$29,847,816

†	Effective February 2, 2011, the Fund acquired shares of Biotie Therapies OYJ in exchange for shares of Synosia Therapeutics Holding AG which were acquired during the period noted. Although there is a public market for these shares, the Fund is contractually restricted from selling shares of Biotie Therapies OYJ through February 1, 2012.

[4]

The Fund has a fundamental investment policy that prohibits it from investing 25% or more of its total assets in a particular industry. As of December 31, 2011, the Fund had more than 25% of its total assets invested in the pharmaceutical and food & beverage sectors as a result of the appreciation of the value of its existing investments. The Fund will not invest in any additional companies in either sector until such time that the percentage of the Fund’s total assets invested in that sector is below 25%.

*	Cost for federal income tax purposes is $292,839,346 and net unrealized appreciation (depreciation) consists of:

Gross Unrealized Appreciation	$102,284,926
Gross Unrealized Depreciation	(28,125,000)

Net Unrealized Appreciation (Depreciation)	$74,159,926

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Schedule of Investments (concluded)	December 31, 2011

PORTFOLIO HOLDINGS
% of Net Assets
Common Stocks
Pharmaceuticals	29.31%
Food & Beverages	25.54%
Industrial Goods & Services	7.50%
Chemicals	7.33%
Banks	5.69%
Personal & Household Goods	5.60%
Insurance	5.53%
Financial Services	2.86%
Construction & Materials	2.82%
Biotechnology	2.43%
Medical Technology	1.62%
Retailers	1.52%
Diversified Manufacturing Operation	0.96%
Energy	0.79%
Preferred Stocks
Biotechnology	1.13%
Industrial Goods & Services	0.44%
Medical Technology	0.67%
Convertible Corporate Bonds
Industrial Goods & Services	1.63%
Private Equity Limited Partnerships	3.36%
Other Assets and Liabilities	-6.73%

100.00%

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Assets and Liabilities	December 31, 2011

Assets:
Unaffiliated investments, at value (cost $292,429,500)		$366,999,272

Total investments at value (cost $292,429,500)		366,999,272

Cash		501,504
Foreign currency (cost $12,099,985)*		11,943,474
Interest and dividends receivable		264,183
Tax reclaims receivable		1,640,017
Receivable for securities sold		966
Prepaid expenses		27,684

Total assets		381,377,100

Liabilities
Income distributions payable		5,006,817
Capital gains distributions payable		32,007,869
Advisory fees payable (Note 2)		239,395
Other fees payable		258,783

Total liabilities		37,512,864

Net assets		$343,864,236

Composition of Net Assets:
Paid-in capital		$271,052,168
Distributable earnings
Accumulated net investment loss	(657,420)
Accumulated net realized loss from investments and foreign currency transactions	(882,456)
Net unrealized appreciation on investments and foreign currency	74,351,944

Total distributable earnings		72,812,068

Net assets		$343,864,236

Net Asset Value Per Share:
($343,864,236 / 29,802,485 shares outstanding, $0.001 par value; 50 million shares authorized)		$11.54

*	Consists of 11,898,179 Swiss francs, 8,852 euros and 36,444 British pounds.

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statement of Operations	For the Year Ended December 31, 2011

Investment Income:
Dividends (less foreign tax withheld of $1,196,911)	$10,535,177
Interest	490,364

Total income	11,025,541

Expenses:
Investment advisory fees (Note 2)	3,343,809
Directors’ fees & expenses	908,737
Professional fees	623,217
Administration fees	304,812
Custody fees	86,469
Printing and shareholder reports	157,485
Accounting fees	112,917
Transfer agent fees	44,630
Compliance service fees	38,414
Insurance	78,862
Miscellaneous	123,461

Total expenses before waivers	5,822,813

Less Administration fees waived	(7,000)

Total net expenses	5,815,813

Net investment income	5,209,728

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency:
Net realized gain from:
Investment transactions	33,871,957
Foreign currency transactions	505,389
Net change in unrealized appreciation/depreciation from:
Investments	(92,640,138)
Foreign currency translations	(686,711)

Net Realized and Unrealized Loss on Investments and Foreign Currency	(58,949,503)

Net Decrease in Net Assets from Operations	$(53,739,775)

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Statements of Changes in Net Assets

For the Year Ended December 31, 2011	For the Year Ended December 31, 2010

Increase (Decrease) in Net Assets:
Operations:
Net investment income	$5,209,728	$2,786,759
Net realized gain (loss) from:
Investment transactions	33,871,957	40,091,886
Foreign currency transactions	505,389	1,577,254
Written call options	—	(289,314)
Net change in unrealized appreciation/depreciation from:
Investments	(92,640,138)	28,345,024
Foreign currency translations	(686,711)	321,117
Written call options	—	(65,997)

Net increase (decrease) in net assets from operations	(53,739,775)	72,766,729

Distributions to Stockholders from:
Net investment income and net realized gain from foreign currency transactions	(5,326,571)	(6,887,686)
Net realized capital gain	(53,140,650)	(8,010,348)

Total distributions to stockholders	(58,467,221)	(14,898,034)

Capital Share Transactions:
Value of shares issued in reinvestment of dividends and distributions	17,832,469	—
Value of shares repurchased through stock buyback	(4,878,986)	(24,485,169)
Value of shares repurchased through tender offer	(24,191,371)	—

Total decrease from capital share transactions	(11,237,888)	(24,485,169)

Total increase (decrease) in net assets	(123,444,884)	33,383,526
Net Assets:
Beginning of year	467,309,120	433,925,594

End of year (including accumulated net investment loss of $657,420 and $3,060,113 respectively)	$343,864,236	$467,309,120

See Notes to Financial Statements.

THE SWISS HELVETIA FUND, INC.

Financial Highlights

	For the Years Ended December 31,
	2011	2010	2009	2008	2007
Per Share Operating Performance:
Net asset value at the beginning of year	$15.42	$13.39	$14.45	$19.34	$20.61

Income from Investment Operations:
Net investment income[1]	0.17	0.09	0.06	0.08	0.02
Net realized and unrealized gain (loss) on investments[2]	(2.04)	2.31	(0.53)	(4.65)	1.98

Total from investment operations	(1.87)	2.40	(0.47)	(4.57)	2.00

Gain from capital share repurchases	0.02	0.12	— *	0.08	0.04
Gain from tender offer	0.02	—	—	—	—
Capital charge resulting from the issuance of fund shares	(0.07)	—	—	(0.08)	(1.36)[3]

Less Distributions:
Dividends from net investment income and net realized gains from foreign currency transactions	(0.18)	(0.23)	(0.22)	(0.08)	—
Distributions from net realized capital gains	(1.80)	(0.26)	(0.37)	(0.24)	(1.95)

Total distributions	(1.98)	(0.49)	(0.59)	(0.32)	(1.95)

Net asset value at end of year	$11.54	$15.42	$13.39	$14.45	$19.34

Market value per share at the end of year	$9.95	$13.54	$11.62	$12.43	$16.50

Total Investment Return[4]:
Based on market value per share	(13.03)%	20.79%	(1.20)%	(22.98)%	(3.39)%
Based on net asset value per share	(11.43)%	19.38%	(2.07)%	(23.62)%	4.95%[5]
Ratios to Average Net Assets:
Net expenses	1.32%	1.34%	1.23%	1.10%	1.10%
Gross expenses	1.33%[6]	1.38%[6]	1.23%	1.12%[6]	1.10%
Net investment income	1.19%	0.66%	0.47%	0.49%	0.12%
Supplemental Data:
Net Assets at end of year (000’s)	$343,864	$467,309	$433,926	$469,062	$621,915
Average net assets during the year (000’s)	$439,369	$424,627	$404,535	$554,386	$599,573
Stockholders of record[7]	579	621	662	695	736
Portfolio turnover rate	55%	61%	123%	66%	26%

*	Amount is less than $0.01 per share.
[1]	Calculated using the average shares method.
[2]	Includes net realized and unrealized currency gain and losses.
[3]	Issued in connection with rights offering.
[4]

Total investment return based on market value differs from total investment return based on net asset value due to changes in the relationship between the Fund’s market price and its net asset value (“NAV”) per share.

[5]

Not including the rights offering dilution, the NAV performance as of 12/31/07 was 12.14%. This calculation was determined by adjusting the beginning NAV in the total return calculation by the per-share capital change resulting from the issuance of Fund shares.

[6]	Reflects the expense ratio excluding any waivers and/or expense reimbursements.
[7]	Unaudited.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements

Note 1—Organization and Significant Accounting Policies

A. Organization

The Swiss Helvetia Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a non-diversified, closed-end management investment company. The Fund is organized as a corporation under the laws of the State of Delaware.

The investment objective of the Fund is to seek long-term growth of capital through investment in equity and equity-linked securities of Swiss companies. The Fund may also acquire and hold equity and equity-linked securities of non-Swiss companies in limited instances.

B. Securities Valuation

The Fund values its investments at fair value in accordance with accounting principles generally accepted in the United States (“GAAP”).

When valuing listed equity securities, the Fund uses the last sale price prior to the calculation of the Fund’s net asset value (“NAV”). When valuing equity securities that are not listed (except privately-held companies and private equity limited partnerships) or that are listed but have not traded, the Fund uses the mean between the bid and asked prices for that day.

When valuing fixed-income securities, the Fund uses the last bid price prior to the calculation of the Fund’s NAV. If a current bid price is not available, the Fund uses the mean between the last quoted bid and asked prices. When valuing fixed-income securities that mature within sixty days, the Fund uses amortized cost, which approximates fair value.

It is the responsibility of the Fund’s Board of Directors (the “Board”) to establish fair valuation procedures. When valuing securities for which market quotations are not readily available, or for which the market quotations that are available are considered unreliable, the Fund determines a fair value in good faith in accordance with these procedures (a “Fair Value”). The Fund may use these procedures to establish the Fair Value of securities when, for example, a significant event occurs between the time the market closes and the time the Fund values its investments. After consideration of various factors, the Fund may value the securities at their last reported price or at some other value. Additional consideration is given to securities that have experienced a decrease in the volume or level of activity or to circumstances that indicate that a transaction is not orderly.

Swiss exchange-listed options or options that are not listed at the request of a counterparty are valued using implied volatilities as input into widely accepted models (e.g., Black-Scholes). Eurex-listed options are valued at their most recent sale price (latest bid for long options and the latest ask for short options), or if there are no such sales, at the average of the most recent bid and asked quotations, or if such quotations are not available, at the last bid quotation in the case of purchased options or the last asked quotation in the case of written options; however, if there are no such quotations, such contracts will be valued using the implied volatilities observed for similar options as an input to a model. Options traded in the over-the-counter market are valued at the price communicated by the counterparty to the option, which typically is the price at which the counterparty would close out the transaction.

The Fund is permitted to invest in investments that do not have readily determinable market quotations. For such investments, the Act requires the Board to determine their Fair Value. The Fund’s investments of this type have been Fair Valued at $29,419,458, or 8.56% of the Fund’s net assets at December 31, 2011, and are listed in Note 3 to the Schedule of Investments. These investments also are considered Level 3 investments under GAAP as described below.

Various inputs are used to determine the value of the Fund's investments. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical assets and liabilities

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

Level 2—other significant observable inputs (including quoted prices of similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's net assets as of December 31, 2011:

	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs		Level 3 Significant Unobservable Inputs	Total
Investments in Securities
Common Stock*	$331,963,302	$2,392,289	^	$7,779,951	$342,135,542
Preferred Stock*	—	—		7,699,706	7,699,706
Convertible Corporate Bond*	—	5,616,512		—	5,616,512
Private Equity Limited Partnerships	—	—		11,547,512	11,547,512

Total Investments in Securities	$331,963,302	$8,008,801		$27,027,169	$366,999,272

*	Please see the Schedule of Investments for Industry classifications.

^	Level 2 Common Stock consists entirely of Biotie Therapies Oyj.

The inputs and valuation techniques used to value the exchange-listed corporate convertible bond, classified as a Level 2 security, are based on a pricing service model, which may include consideration of dealer quotes, trade execution data, conversion prices compared to the current market quotation of the underlying stock and, when available, the last sale price on the exchange on which it trades.

Level 3 securities consist of the Fund’s investments in privately-held companies and the Fund’s investments in private equity limited partnerships that invest in privately-held companies, which are listed in Note 3 to the Schedule of Investments.

Inputs and valuation techniques used by the Fund to value its Level 3 investments in privately-held companies may include the following: acquisition cost; fundamental analytical data; discounted cash flow analysis; nature and duration of restrictions on disposition of the investment; public trading of similar securities of similar issuers; economic outlook and condition of the industry in which the issuer participates; financial condition of the issuer; and the issuer’s prospects, including any recent or potential management or capital structure changes. At December 31, 2011, privately-held companies were primarily valued at the most recent round of financing, which may also be acquisition cost.

The Fund values its Level 3 investments in the two private equity limited partnerships in accordance with Accounting Standards Codification 820-10-35, “Investments in Certain Entities that Calculate Net Asset Value Per Share (Or its Equivalent)” (“ASC 820-10-35”). ASC 820-10-35 permits a reporting entity to measure the fair value of an investment that does not have a readily determinable fair value, based on the NAV of the investment as a practical expedient, without further adjustment, unless it is probable that the investment will be sold at a value significantly different than the NAV. If the NAV of the investment is not as of the Fund’s measurement date, then the NAV should be adjusted to reflect any significant events that may change the valuation. Inputs and valuation techniques for these adjustments may include fair valuations of the partnerships and their portfolio holdings provided by the partnerships’ general partners or managers, other available information about the partnerships’ portfolio holdings, values obtained on redemption from other limited partners, discussions with the partnerships’ general partners or managers and/or other limited partners and comparisons of previously-obtained estimates against the partnerships’ audited financial statements. In using the NAV as a practical expedient, certain attributes of the investment that may impact its fair value are not considered. Attributes of those investments include the investment strategies of the privately-held companies and may also include, but are not limited to, restrictions on the investor’s ability to redeem its investments at the measurement date and any unfunded commitments.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

When valuing Level 3 investments, management also may consider potential events that could have a material impact on the operations of a privately-held company or private equity limited partnership. Not all of these factors may be considered or available, and other relevant factors may be considered on an investment-by-investment basis.

The Fund has adopted a policy of recognizing significant transfers between all Levels based on their market prices at the reporting period end. For the year ended December 31, 2011, there were no significant transfers between Level 1 and Level 2.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

	Common Stock		Preferred Stock		Private Equity	Total
Balance as of December 31, 2010	$7,804,991		$5,650,685		$8,845,515	$22,301,191
Change in Unrealized Appreciation/Depreciation*	248,701		(1,433,057)		103,151	(1,081,205)
Net Realized Gain (Loss)	—		—		—	—
Gross Purchases	2,118,548	**	5,600,626		2,619,051	10,338,225
Gross Sales	—		(2,118,548	)**	(20,205)	(2,138,753)
Transfers Out	(2,392,289)		—		—	(2,392,289)

Balance as of December 31, 2011	$7,779,951		$7,699,706		$11,547,512	$27,027,169

*	Of the total Change in Unrealized Appreciation/Depreciation listed, $(723,612) is attributable to Level 3 securities held as of December 31, 2011. These amounts are reflected as a component of the Net Change in Unrealized Appreciation/Depreciation from Investments on the Statement of Operations.
**	Effective February 2, 2011, as part of a mandatory exchange offer to all shareholders of Synosia Therapeutics Holding AG (“Synosia”), the Fund acquired shares of common stock of Biotie Therapies OYJ (“Biotie”) in exchange for its preferred shares of Synosia, which the Fund had acquired from October 17, 2008 to December 13, 2010. This transaction is reflected in purchases of common stock and sales of preferred stock. Prior to February 2, 2011, Synosia was a privately held company with no public market and categorized in the fair value hierarchy as a Level 3 security. As a result of the exchange offer, the Fund received shares of common stock of Biotie, which are exchange-traded shares with a public market. As part of the transaction, however, the Fund agreed to two contractual lock-up periods on the Biotie shares it received. The first lock-up period was from February 2, 2011 through August 1, 2011, during which time, the Fund agreed to not sell any shares of Biotie acquired in the exchange offer and as such, applied a liquidity discount ranging from 15% to 7.5% to the exchange quotes for the Biotie shares. The second lock-up period was from August 2, 2011 through February 1, 2012, during which time the board of directors of Biotie would need to consent to the Fund’s sale of the Biotie shares. At December 31, 2011, the Fund’s shares of Biotie were priced at Fair Value based on the exchange quote for the Biotie shares less a 3.75% liquidity discount. In accordance with GAAP, the Fund’s shares of Biotie are classified in the fair value hierarchy based on the lowest level of significant input, which at December 31, 2011, is the exchange quote.

C. New Accounting Pronouncement

In May 2011, the Financial Accounting Standards Board issued Accounting Standards Update 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between U.S. GAAP and International Financial Reporting Standards (“IFRS”). ASU 2011-04 will require reporting entities to disclose quantitative information about the unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. Management has determined that this will not have any impact to the Fund’s financial statements, other than enhanced disclosures.

D. Securities Transactions and Investment Income

Securities transactions are recorded on the trade date. Realized gains and losses are determined by comparing the proceeds of a sale or the cost of a purchase to a specific offsetting transaction.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

Dividend income, net of any foreign taxes withheld, is recorded on the ex-dividend date. Interest income, including amortization of premium and accretion of discount, is accrued daily. Estimated expenses are also accrued daily.

The Fund records Swiss withholding tax as a reduction of dividend income, net of any amount reclaimable from Swiss tax authorities in accordance with the tax treaty between the United States and Switzerland.

E. Distributions

The Fund pays dividends at least annually to the extent it has any federally taxable net investment income and makes distributions of any net realized capital gains to the extent that they exceed any capital loss carryforwards. The Fund determines the size and nature of these distributions in accordance with provisions of the Internal Revenue Code of 1986, as amended (the “Code”). Distributions may be paid either in cash or in stock with an option to take cash. The Fund records dividends and distributions on the ex-dividend date.

F. Federal Income Taxes

The Fund’s policy is to continue to comply with the requirements of the Code that are applicable to regulated investment companies and to distribute all its taxable income to its stockholders. Therefore, no federal income tax provision is required.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. See Note 5 for federal income tax treatment of foreign currency gains/losses.

Management has analyzed the Fund's tax positions taken on federal income tax returns for all open tax years and has concluded that no provision for federal income tax is required in the Fund's financial statements. The Fund files federal tax returns which remain open for examination for the years ended December 31, 2008 through December 31, 2011. In addition, the Fund holds investments in Switzerland and other foreign tax jurisdictions. Withholding taxes on foreign interest and dividends have been provided for in accordance with each applicable country’s tax rules and rates.

G. When-Issued and Delayed-Delivery Transactions

The Fund may purchase or sell securities on a when-issued or delayed-delivery basis. The Fund records when-issued or delayed-delivery securities as of trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed-delivery basis are marked-to-market daily and, in the case of fixed-income securities, begin earning interest on the settlement date. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a capital gain or loss. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

H. Options

The Fund may buy call options and put options, and may sell (write) covered call options. Options may be entered into on securities in which the Fund may invest and on Swiss stock indices. Option contracts are utilized to manage the Fund's exposure to changing security prices and to generate income. Purchasing call options tends to increase the Fund's exposure to the underlying instrument. Purchasing put options tends to decrease the Fund's exposure to the underlying instrument. The Fund pays a premium as an investment that is subsequently marked-to-market to reflect the current value of the option purchased. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid and the exposure to the risk that the counterparty would be unable to meet the terms of the contract. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call option, such option is "covered," meaning that the Fund holds the underlying instrument subject to being called by the option counterparty. When the Fund writes a call option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the option will be exercised and, as a result, bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market.

The Fund did not have any written call option transactions during the year ended December 31, 2011, and the Fund held no contracts at December 31, 2011. As such, there was no effect of derivative instruments on the Statement of Assets and Liabilities or the Statement of Operations as of December 31, 2011.

I. Foreign Currency Translation

The Fund maintains its accounting records in U.S. dollars. The Fund's assets are invested primarily in Swiss equities and equity-linked securities. In addition, the Fund makes its temporary investments in Swiss franc-denominated bank deposits, short-term debt securities and money market instruments. Substantially all income received by the Fund is in Swiss francs. The Fund's NAV, however, is reported, and distributions from the Fund are made, in U.S. dollars resulting in gain or loss from currency conversions in the ordinary course of business. Historically, the Fund has not entered into transactions designed to reduce currency risk and does not intend to do so in the future. The cost basis of foreign denominated assets and liabilities is determined on the date that they are first recorded within the Fund and translated to U.S. dollars. These assets and liabilities are subsequently valued each day at prevailing exchange rates. The difference between the original cost and current value denominated in U.S. dollars is recorded as unrealized foreign currency gain/loss. In valuing securities transactions, the receipt of income and the payment of expenses, the Fund uses the prevailing exchange rate on the transaction date.

Net realized and unrealized gains and losses on foreign currency shown on the Fund's financial statements result from the sale of foreign currencies, from currency gains or losses realized between the trade and settlement dates of securities transactions, and from the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

When calculating realized and unrealized gains or losses on equity investments, the Fund does not separate the gain or loss attributable to changes in the foreign currency price of the security from the gain or loss attributable to the change in the U.S. dollar value of the foreign currency. Other foreign currency transactions resulting in realized and unrealized gain or loss are disclosed separately.

J. Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

K. Concentration of Market Risk

The Fund primarily invests in securities of Swiss issuers. Such investments may carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, unfavorable movements in the U.S. dollar relative to the Swiss franc, and the possible imposition of exchange controls and changes in governmental law and restrictions. In addition, concentrations of investments in securities of issuers located in a specific region exposes the Fund to the economic and government policies of that region and may increase risk compared to a fund whose investments are more diversified.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

Note 2—Fees and Transactions with Affiliates

Hottinger Capital Corp. (“HCC”), which is owned jointly by Hottinger U.S., Inc. and Hottinger & Cie (Zurich), is the Fund’s advisor (the “Advisor”). The Fund pays the Advisor an annual fee based on its month-end net assets which is accrued daily and calculated and paid monthly at the following annual rates: 1.00% of the first $60 million, 0.90% of the next $40 million, 0.80% of the next $100 million, 0.70% of the next $100 million, 0.65% of the next $100 million, 0.60% of the next $100 million, 0.55% of the next $100 million, 0.50% of next $200 million and 0.45% of such assets in excess of $800 million. The Fund paid Hottinger & Cie (Zurich), an affiliated broker-dealer of the Advisor, $165,222 in brokerage commissions for the year ended December 31, 2011.

The Fund and the Advisor have agreed to share equally certain common expenses subject to review by the Audit Committee of the Board. During the year ended December 31, 2011, $14,792 of expenses incurred in connection with publicizing the Fund were shared equally by the Fund and the Advisor.

Certain officers and Directors of the Fund are also officers or directors of HCC, Hottinger U.S., Inc. and Hottinger & Cie (Zurich). These persons are not paid by the Fund for serving in these capacities.

Note 3—Other Service Providers

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”) provides certain administration and portfolio accounting services to the Fund, American Stock Transfer & Trust Company is the Fund’s transfer agent, and Citibank, N.A. serves as the Fund’s custodian. The Fund pays these service providers an annual fee, which is accrued daily and paid monthly.

The Fund pays each Director who is not an “interested person” (as such term is defined in the Act) of the Fund or the Advisor $39,468 annually in compensation, except for the Chairman of the Board to whom the Fund pays an annual fee of $52,661 and for the Chairs of the Audit, the Pricing and the Governance/Nominating Committees to each of whom the Fund pays an annual fee of $45,152. In addition, the Fund pays each disinterested Director $1,300 for each Board meeting attended and pays each disinterested Director who is a member of a Committee a fee of $750 for each Committee meeting attended. Committee meeting fees are paid for only those meetings held separately from other meetings. The Board or a Committee may establish ad hoc committees or sub-committees. Any Committee or sub-committee member may be compensated by the Fund for incremental work outside of the regular meeting process based on the value added to the Fund. In addition, the Fund reimburses Directors who are not employees of or affiliated with the Advisor for out-of-pocket expenses incurred in conjunction with attendance at meetings.

From time to time, fees or expenses incurred by the Fund may be voluntarily reduced or reimbursed by one or more of the Fund’s service providers. For the year ended December 31, 2011, the Administrator voluntarily waived $7,000 of its fee. Voluntary fee reductions and expense reimbursements are not subject to recoupment in subsequent fiscal periods and may be stopped at any time.

Note 4—Capital Share Transactions

The Fund is authorized to issue up to 50 million shares of capital stock. HCC owned 215,868 of the 29,802,485 shares outstanding on December 31, 2011. Transactions in capital shares were as follows:

	For the Year Ended December 31, 2011		For the Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Dividends Reinvested	1,388,242	$17,832,469	—	$—
Repurchased from Buyback	(364,253)	(4,878,986)	(2,102,800)	(24,485,169)
Repurchased from Tenders	(1,530,131)	(24,191,371)	—	—

Net Increase (Decrease)	(506,142)	$(11,237,888)	(2,102,800)	$(24,485,169)

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

Note 5—Federal Income Tax and Investment Transactions

As of December 31, 2011, accumulated net investment income and accumulated net realized gain from investments and foreign currency transactions have been adjusted for current period permanent book/tax differences which arose from differing book/tax treatment of foreign currency transactions and reclassifications due to the sale of passive foreign investment companies (“PFICs”).

The following reclassification was the result of the disposition of PFICs and currency reclassifications and has no impact on the net assets of the Fund.

Undistributed Net Investment Income	$2,519,536
Undistributed Net Realized Gain	(2,519,536)

The tax character of distributions paid during 2011 and 2010 was as follows (see pages 47-48 for details):

	2011	2010
Ordinary Income	$5,326,571	$6,887,686
Long-Term Capital Gains	$53,140,650	$8,010,348

Total	$58,467,221	$14,898,034

Under current tax law, capital losses realized after October 31 of the Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year. The Fund had $1,730,001 of deferred post-October capital and currency losses, which will be treated as arising on the first business day following the fiscal year ending December 31, 2011.

Capital loss carryforwards retain their character as either long-term capital losses or short-term capital losses and are applied as a new loss on the first day of the immediately succeeding tax year. At December 31, 2011, the Fund had no capital loss carryforwards.

At December 31, 2011, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$424,820
Undistributed Long-term capital Gains	175,151
Deferred post-October Capital and Other Losses	(1,730,001)
Unrealized Appreciation	73,942,098

Total	$72,812,068

Gains and losses from foreign currency transactions are treated as ordinary income and loss, respectively, for federal income tax purposes.

The aggregate cost of purchases and proceeds from sales of investments, other than short-term obligations, for the year ended December 31, 2011, were $237,123,603 and $284,959,917, respectively.

The following summarizes all distributions declared by the Fund during the year ended December 31, 2011:

Distribution	Record Date	Payable Date	Amount
Ordinary Income	7/25/11	8/29/11	$0.01100
Long-Term Capital Gains	7/25/11	8/29/11	$0.72700
Ordinary Income	12/20/11	1/27/12	$0.16800
Long-Term Capital Gains	12/20/11	1/27/12	$1.07400

Total Distributions			$1.98000

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (continued)

Note 6—Stock Repurchase Program

Pursuant to authorization by the Board, the Fund began open market purchases of its common stock on the New York Stock Exchange (“NYSE”) in 1999. The Board authorized a stock repurchase program permitting such purchases by the Fund in each subsequent year. The principal purpose of the stock repurchase program is to enhance stockholder value by increasing the Fund’s NAV per share without adversely affecting the Fund’s expense ratio.

On December 23, 2009, the Fund announced a stock repurchase program effective for the duration of 2009 and 2010. Under the program, the Fund was authorized to make open-market repurchases of its common stock of up to $30 million. The Fund had not repurchased the full authorized amount by December 31, 2010 and extended the repurchase program into 2011. The Fund expected to repurchase its common stock when the discount to NAV of the trading price of its common stock on NYSE was greater than 5% subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer's stock by the issuer and the ability of the Advisor to raise cash to repurchase shares of the Fund's common stock in a tax-efficient manner. During the period from January 1, 2011 through December 31, 2011, the Fund repurchased and retired 364,253 shares at an average price of $13.39 per share (including brokerage commissions) and at a weighted average discount of 10.06%. These repurchases had a total cost of $4,878,986 (including brokerage commissions). This difference between the Fund's NAV and the price of the repurchases resulted in a $0.02 increase to the Fund’s NAV per share. The Fund did not repurchase any shares pursuant to its stock repurchase program during the period that the Fund conducted a tender offer in June, 2011 (See Note 7).

On December 6, 2011, the Fund announced a stock repurchase program effective for 2012. Under the program, the Fund is authorized to make open-market repurchases up to 500,000 shares of its common stock.

The Fund intends to repurchase shares of its common stock in the future, at such times and in such amounts as is deemed advisable.

Note 7—Tender Offers

On January 25, 2011, the Fund announced a one-time tender offer program (the “Program”), which was approved by the Fund’s Board as a result of a stockholder proposal approved at the Fund’s 2010 Annual Meeting of Stockholders, and as part of an effort to provide limited liquidity for its stockholders at a price representing a smaller discount (2%) than the Fund’s recent market price discount to its NAV. Under the Program, the Fund’s Board approved up to two tender offers for 2011, each for up to 5% of the Fund’s shares at a price equal to 98% of the Fund’s NAV per share, if the Fund’s shares were to trade at an average discount to NAV of more than 10% during the applicable twelve-week measurement period.

At the conclusion of the first twelve-week measurement period, which began on March 1, 2011 and concluded on May 24, 2011, the Fund's shares traded at an average discount to NAV of 10.23%. As a result, commencing on June 1, 2011, the Fund conducted a tender offer (the “Offer”) to its stockholders in accordance with the Program. Pursuant to the Offer, the Fund offered to purchase up to 5% of its issued and outstanding shares of common stock at a price equal to 98% of its NAV per share, as determined by the Fund on July 1, 2011. The Offer terminated on June 30, 2011.

Approximately 15,059,832 shares of the Fund’s common stock, or approximately 49% of the Fund’s issued and outstanding common stock, were tendered in the Offer. As a result, the Offer was oversubscribed and, pursuant to the terms of the Offer, not all of the shares that were tendered were accepted for payment by the Fund. Under the final proration calculation, approximately 10.16% of the Fund’s shares that were tendered were accepted for payment. The Fund repurchased and retired 1,530,131 shares at a price of $15.81 per share, resulting in an aggregate repurchase price of $24,191,371. This difference between the Fund’s NAV and the repurchase price resulted in a gain to the Fund of $489,642, or a $0.02 increase to the Fund’s NAV per share.

At the conclusion of the second measurement period, which began on August 1, 2011 and ended on October 24, 2011, the Fund’s shares traded at an average discount to NAV of 9.9942%. As a result, the Fund did not conduct the second of the two tender offers approved by the Board under the Program.

THE SWISS HELVETIA FUND, INC.

Notes to Financial Statements (concluded)

Note 8—Capital Commitments

As of December 31, 2011, the Fund maintains investments in private equity limited partnerships. The Fund’s investments are summarized in the Schedule of Investments. The Fund’s capital commitments and the amounts disbursed to the private equity limited partnerships are shown in the table below:

Investments	Original Capital Commitment*	Unfunded Commitments	Fair Value as of December 31, 2011
Private Equity Limited Partnerships—International (a)
Aravis Biotech II LP	$3,475,564	$835,526	$2,294,116
Zurmont Madison Private Equity LP	14,971,661	3,524,979	9,253,396

*	The original capital commitment represents 3,250,000 and 14,000,000 Swiss francs for Aravis Biotech II LP and Zurmont Madison Private Equity LP, respectively. The exchange rate as of December 31, 2011 was used for conversion and equals 0.9351.

(a)	This category includes two private equity limited partnerships that invest primarily in ventures, biotechnology and in management buyout of industrial and consumer goods companies. There is no redemption right for the interests in these two funds. Instead, the nature of the investments in this category is that distributions are received through the realization of the underlying assets of a fund. If these investments were held, it is estimated that the underlying assets of each fund would be realized over 3 to 4 years.

Note 9—Subsequent Events

Management has evaluated subsequent events through the date the financial statements were issued, and there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

THE SWISS HELVETIA FUND, INC.

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of The Swiss Helvetia Fund, Inc.

We have audited the accompanying statement of assets and liabilities of The Swiss Helvetia Fund, Inc. (the “Fund”), including the schedule of investments, as of December 31, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian, underlying funds, and private companies. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Swiss Helvetia Fund, Inc. as of December 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Philadelphia, PA

February 28, 2012

THE SWISS HELVETIA FUND, INC.

Additional Information (Unaudited)

This report is sent to the stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Proxy Voting Information

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling 1-888-SWISS-00 and on the SEC’s website at http://www.sec.gov. The Fund’s proxy voting record for the twelve-month period ended June 30 is available, without charge and upon request, by calling 1-888-SWISS-00 and on the SEC’s website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedules

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available, without charge and upon request, on the SEC’s website at http://www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Code of Ethics

The Board of Directors of the Fund and the Advisor have adopted Codes of Ethics pursuant to Rule 17j-1 under the Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended (the “Codes”). The Codes apply to the personal investing activities of various individuals including directors and officers of the Fund and designated officers, directors and employees of the Advisor. The provisions of the Codes place restrictions on individuals who are involved in managing the Fund’s portfolio, who help execute the portfolio manager’s decisions or who come into possession of contemporaneous information concerning the investment activities of the Fund.

The fundamental principle of the Codes is that the individuals covered by the Codes have a fiduciary responsibility to the Fund and its stockholders. They are therefore required at all times to place the interests of the Fund and the stockholders first and to conduct all personal securities transactions in a manner so as to avoid any actual or potential conflict of interest or abuse of their position of trust.

Portfolio managers and other individuals with knowledge of Fund investment activities are prohibited from purchasing or selling a security during a blackout period of 30 calendar days before and after the date on which the Fund effects a trade in the same or a similar security. They are also prohibited from engaging in short-term trading of Swiss equity or equity-linked securities.

Additionally, the Fund’s portfolio managers are prohibited from participating in any initial public offering or private placement of Swiss equity and equity-linked securities and other covered individuals must obtain prior clearance before doing so.

Any individual who violates the provisions of the Codes is required to reverse the transaction and to turn over any resulting profits to the Fund. The Fund and the Advisor have adopted compliance procedures and have appointed compliance officers to ensure that all covered individuals comply with the Codes.

Distributions

The Fund designates 100.0% of its ordinary income dividend distributions for the qualified dividend rate (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code.

THE SWISS HELVETIA FUND, INC.

Tax Information For the Year Ended December 31, 2011

The amounts may differ from those elsewhere in this report because of difference between tax and financial reporting requirements. For federal income tax purposes, distributions from short-term capital gains are classified as ordinary income.

The Fund’s distributions to stockholders of long-term capital gains included $21,132,781 in connection with the distribution paid August 29, 2011 to stockholders of record on July 25, 2011 and $32,007,869 in connection with the distribution paid January 27, 2012 to stockholders of record on December 20, 2011.

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited)

The Plan

The Fund’s Dividend Reinvestment Plan (the “Plan”) offers a convenient way for you to reinvest capital gains distributions and ordinary income dividends, payable in whole or in part in cash, in additional shares of the Fund.

Some of the Plan features are:

•

Once you enroll in the Plan, all of your future distributions and dividends payable in whole or in part in cash will be automatically reinvested in Fund shares in accordance with the terms of the Plan.

•

You will receive shares valued at the lower of the Fund’s net asset value or the Fund’s market price as described below. The entire amount of your distribution or dividend will be reinvested automatically in additional Fund shares. For any balance that is insufficient to purchase full shares of the Fund, your account will be credited with fractional shares.

•	Your shares will be held in an account with the Plan agent. You will be sent regular statements for your records.
•	You may terminate participation in the Plan at any time.

The following are answers to frequently asked questions about the Plan.

How do I enroll in the Plan?

If you are holding certificates for your shares, contact American Stock Transfer & Trust Company (AST) at the address shown below. If your shares are held in a brokerage account, contact your broker. Not all brokerage firms permit their clients to participate in dividend reinvestment plans such as the Plan and, even if your brokerage firm does permit participation, you may not be able to transfer your Plan shares to another broker who does not permit participation. Your brokerage firm will be able to advise you about its policies.

How does the Plan work?

The cash portion of any dividends or distributions you receive, payable in whole or in part in cash, will be reinvested in shares of the Fund. The number of shares credited to your Plan account as a result of the reinvestment will depend upon the relationship between the Fund’s market price and its net asset value per share on the record date of the distribution or dividend, as described below:

•

If the net asset value is greater than the market price (the Fund is trading at a discount), AST, as Plan Agent, will buy Fund shares for your account on the open market on the New York Stock Exchange or elsewhere. Your dividends or distributions will be reinvested at the average price AST pays for those purchases.

•	If the net asset value is equal to the market price (the Fund is trading at parity), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than but within 95% of the market price (the Fund is trading at a premium of less than 5%), the Fund will issue for your account new shares at net asset value.
•	If the net asset value is less than 95% of the market price (the Fund is trading at a premium of 5% or more), the Fund will issue for your account new shares at 95% of the market price.

If AST begins to buy Fund shares for your account at a discount to net asset value but, during the course of the purchases, the Fund’s market price increases to a level above the net asset

THE SWISS HELVETIA FUND, INC.

Dividend Reinvestment Plan (Unaudited) (concluded)

value, AST will complete its purchases, even though the result may be that the average price paid for the purchases exceeds net asset value.

Will the entire amount of my distribution or dividend be reinvested?

The entire amount of your distribution or dividend, payable in cash, will be reinvested in additional Fund shares. If a balance remains after the purchase of whole shares, your account will be credited with any fractional shares (rounded to three decimal places) necessary to complete the reinvestment.

How can I sell my shares?

You can sell any or all of the shares in your Plan account by contacting AST. AST charges $15 for the transaction plus $.10 per share for this service. You can also withdraw your shares from your Plan account and sell them through your broker.

Does participation in the Plan change the tax status of my distributions or dividends?

No. The distributions and dividends are paid in cash and their taxability is the same as if you received the cash. It is only after the payment of distributions and dividends that AST reinvests the cash for your account.

Can I get certificates for the shares in the Plan?

AST will issue certificates for whole shares upon your request. Certificates for fractional shares will not be issued.

Is there any charge to participate in the Plan?

There is no charge to participate in the Plan. You will, however, pay a pro rata share of brokerage commissions incurred with respect to AST’s open market purchases of shares for your Plan account.

How can I discontinue my participation in the Plan?

Contact your broker or AST in writing. If your shares are in a Plan account, AST will send you a certificate for your whole shares and a check for any fractional shares.

Where can I direct my questions and correspondence?

Contact your broker, or contact AST as follows:

By mail:

American Stock Transfer & Trust

Company

PO Box 922

Wall Street Station

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A Swiss Investments Fund

THE SWISS HELVETIA FUND, INC.

Executive Offices

The Swiss Helvetia Fund, Inc.

1270 Avenue of the Americas

Suite 400

New York, New York 10020

1-888-SWISS-00

(212) 332-2760

www.swz.com

THE SWISS

HELVETIA

FUND, INC.

www.swz.com

Annual Report

For the

Year Ended

December 31, 2011

Item 2. Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its principal executive officer and senior financial officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors (the “Board”) has determined that Claus Helbig and Stephen K. West, Esq., each a member of the Audit Committee of the Board, are audit committee financial experts as defined by the Securities and Exchange Commission (the “SEC”). Messrs. Helbig and West each are “independent” as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4. Principal Accountant Fees and Services.

(a) The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant for the audit of the Registrant’s annual financial statements, or services that are normally provided by the principal accountant in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $50,000 in 2010 and $58,000 in 2011.

(b) There were no audit-related fees billed to the Registrant in the Reporting Periods for assurance and related services rendered by the principal accountant that were reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

There were no fees billed in the Reporting Periods for assurance and related services rendered by the principal accountant to the Registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (collectively the “investment adviser”) which were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(c) The aggregate fees billed in the Reporting Periods for professional services rendered by the principal accountant to the Registrant for tax compliance, tax advice and tax planning (“Tax Services”) were $5,800 in 2010 and $6,000 in 2011. These services consisted of review or preparation of U.S. federal, state, local and excise tax returns.

(d) There were no other fees billed in the Reporting Periods for products and services provided by the principal accountant to the Registrant, other than the services reported in paragraphs (a) through (c) of this Item.

(e) (1) The Registrant’s Audit Committee pre-approves the principal accountant’s engagements for audit and non-audit services to the Registrant, and certain non-audit services to the investment adviser that are required to be pre-approved on a case-by-case basis. Pre-approval considerations include whether the proposed services are compatible with maintaining the principal accountant’s independence.

(e) (2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) The aggregate non-audit services billed by the principal accountant for services rendered to the Registrant in the reporting periods were $5,800 in 2010 and $6,000 in 2011. There were no fees billed in each of the Reporting Periods for non-audit services rendered by the principal accountant to the investment adviser.

(h) The Registrant’s Audit Committee considers whether the provision of any non-audit services rendered to the investment adviser not pre-approved (not requiring pre-approval) by the Audit Committee is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. It is composed of the following Directors, each of who is not an “interested person” as defined in the Investment Company Act of 1940:

Claus Helbig

R. Clark Hooper

Michael Kraynak, Jr.

Stephen K. West, Esq.

Item 6. Investments.

(a) Not applicable.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated voting of proxies in respect of portfolio holdings to its investment adviser, Hottinger Capital Corp. (the “Advisor”), to vote the Registrant’s proxies, upon the instruction of an executive officer of the Registrant, in accordance with Advisor’s proxy voting guidelines and procedures (the “Voting Guidelines”) that provide as follows:

•

The Advisor recommends voting proxies in respect of the Registrant’s securities in the Registrant’s best economic interests and without regard to the interests of the Advisor or any other client of the Advisor.

•

Unless the Advisor’s Proxy Voting Committee (the “Committee”) otherwise determines (and documents the basis for its decision) or as otherwise provided below, the Advisor recommends voting proxies in a manner consistent with the Voting Guidelines.

•

To avoid material conflicts of interest, the Advisor applies the Voting Guidelines in an objective and consistent manner across client accounts. Where a material conflict of interest has been identified and the matter is covered by the Voting Guidelines, the Committee recommends voting in accordance with the Voting Guidelines. Where a conflict of interest has been identified and the matter is not covered by the Voting Guidelines, the Advisor will disclose the conflict and the Committee’s recommendation of the manner in which to vote to the Registrant’s Audit Committee.

•	The Advisor also may recommend not to vote proxies in respect of securities of any issuer if it determines that it would be in the Registrant’s overall best interests not to vote.

In all instances, the Advisor examines and analyzes the Registrant’s proxies in accordance with the Voting Guidelines. The Advisor then presents its recommendations to an executive officer of the Registrant, who either approves the Advisor’s recommendation or determines if the Registrant will vote its proxy in a different way. The Advisor retains the power to vote the Registrant’s proxies, but will not do so without instruction and approval of an executive officer of the Fund. The Advisor’s Voting Guidelines address how it will recommend voting proxies on particular types of matters such as the election for directors, adoption of option plans and anti-takeover proposals. For example, the Advisor generally will:

•	support management in most elections for directors, unless the board gives evidence of acting contrary to the best economic interests of shareholders;

•

support option plans, if it believes that they provide for their administration by disinterested parties and provide incentive to directors, managers and other employees by aligning their economic interests with those of the shareholders while limiting the transfer of wealth out of the company; and

•	oppose anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

PRINCIPAL PORTFOLIO MANAGERS

As of the date of the filing of this Report on Form N-CSR, Messrs. Philippe Comby and Rudolf Millisits are primarily responsible for the management of the Registrant’s portfolio.

Mr. Comby has been a portfolio manager of the Registrant since 1999, when he joined the Advisor. Mr. Comby is a Vice President of the Registrant and a Director and Senior Vice President of the Advisor. He also is a Director and the President of Hottinger U.S., Inc., a private holding company affiliated with the Advisor, and the Chief Investment Officer and Senior Vice President of Hottinger Brothers LLC, a registered investment adviser affiliated with the Advisor. Mr. Comby has been affiliated with the Hottinger Group since 1994, providing portfolio management and client advisory services. He is a member of the New York Society of Security Analysts, a member of the Global Association of Risk Professionals and a Chartered Financial Analyst.

Mr. Millisits has been a portfolio manager of the Registrant since 1994, when he joined the Advisor. Mr. Millisits is the CEO and Chief Financial Officer of the Registrant and the President, CEO, Chief Operating Officer and Chief Compliance Officer of the Advisor. He also is the Chairman and Chief Executive Officer of Hottinger U.S., Inc. and the President and Chief Financial Officer of Hottinger Brothers, LLC. Mr. Millisits has been affiliated with the Hottinger Group since 1993, providing portfolio management and private banking services. Prior to joining the Hottinger Group, Mr. Millisits was a portfolio manager for private clients for Credit Suisse in New York and Geneva.

PORTFOLIO MANAGEMENT

The Registrant’s portfolio managers manage multiple accounts for a diverse client base, including private clients and institutions.

Material Conflicts Related to Management of Similar Accounts. The potential for conflicts of interest exist when the Advisor or its affiliates and the portfolio managers manage other accounts that invest in securities in which the Registrant may invest or that may pursue a strategy similar to the Registrant’s strategy (collectively, “Similar Accounts”). In addition, the Registrant, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of a portfolio manager’s management of the Registrant and Similar Accounts. For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as the portfolio manager may be perceived as causing accounts he manages to participate in an offering to increase his overall allocation of securities in that offering, or to increase his ability to participate in future offerings by the same underwriter or issuer. Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as the portfolio manager may have an incentive to allocate securities that are expected to increase in value to preferred accounts. Initial public offerings, in particular, are frequently of very limited availability. Additionally, the Registrant’s portfolio managers may be perceived to have a conflict of interest because of the number of Similar Accounts, in addition to the Registrant, that they are managing. In addition, the Advisor could be viewed as having a conflict of interest to the extent that the Advisor or its affiliates and/or the portfolio managers have a materially larger investment in a Similar Account than their investment in the Registrant.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.

Other Accounts Managed by the Portfolio Managers. The chart below includes information regarding the Registrant’s portfolio managers, as of December 31, 2011. Specifically, it shows the number of other portfolios and assets, including the Registrant, managed by the Registrant’s portfolio managers. Neither portfolio manager manages any accounts with respect to which the advisory fee is based on this performance of the account.

PORTFOLIO MANAGER	REGISTERED INVESTMENT COMPANIES ($)	OTHER POOLED INVESTMENT VEHICLES ($)	OTHER ACCOUNTS ($)
Philippe Comby	1 (344 million)	0	32 (74 million)
Rudolf Millisits	1 (344 million)	0	32 (74 million)

COMPENSATION FOR THE PORTFOLIO MANAGERS

The portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, invest in securities in which the Registrant may invest or pursue a strategy similar to one of the Registrant’s strategies.

During the fiscal period covered by this Report on Form N-CSR, the Registrant’s portfolio managers were compensated by a competitive salary and bonus structure, which was determined both quantitatively and qualitatively. Salary and bonus are paid in cash. The portfolio managers are compensated on the performance of the aggregate group of portfolios they manage rather than for a specific fund or account. Various factors are considered in the determination of the portfolio managers’ compensation. All of the portfolios managed by the portfolio managers are comprehensively evaluated to determine each portfolio manager’s positive and consistent performance contribution over time. Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce the Advisor’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas; and (v) the performance results of the portfolios managed by the portfolio managers.

Variable bonus is based on the portfolio managers’ quantitative performance as measured by their ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the portfolio manager, by comparison to predetermined benchmarks (for the Registrant, the Swiss Market Index and the Swiss Performance Index) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable), as well as performance relative to peers. The portfolio managers’ bonuses also can be influenced by subjective measurement of the managers’ ability to help others make investment decisions.

OWNERSHIP OF SECURITIES OF THE REGISTRANT

As of December 31, 2011, Mr. Comby and Mr. Millisits owned between $10,001 - $50,000 and between $100,001 - $200,000 of shares of common stock of the Registrant, respectively.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

On January 25, 2011, the Fund announced the extension of its stock repurchase program that had been in effect at the end of 2009 and during 2010. Under the program, the Fund was authorized to make open-market repurchases of its common stock of up to $30 million. As of December 31, 2010, the Fund had repurchased $25,120,923 worth of its common stock. Under the extension of the program, the Fund was authorized to repurchase the remaining $4,879,077 worth of its common stock, under the same terms of the 2009-2010 program. The Fund expected to repurchase its common stock when the discount to net asset value (“NAV”) of the trading price of its common stock on the New York Stock Exchange (“NYSE”) was greater than 5% subject to various factors, including the limitations imposed by the federal securities laws governing the repurchase of an issuer’s stock by the issuer and the ability of the Advisor to raise cash to repurchase shares of the Fund’s common stock in a tax-efficient manner. The table below summarizes the activity for the year ended December 31, 2011.

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share		(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares that May Yet Be Purchased Under the Plans or Programs
					$4,879,076
01/01/11-01/31/11	—	—		—	4,879,076
02/01/11-02/28/11	75,503	13.6826		75,503	3,843,654
03/01/11-03/31/11	84,485	13.7262		84,485	2,681,834
04/01/11-04/30/11	55,125	14.2819		55,125	1,893,406
05/01/11-05/31/11	54,040	14.7133		54,040	1,095,692
06/01/11-06/30/11	—	—		—	1,095,692
07/01/11-07/31/11*	1,530,131	15.8100		—	1,095,692
08/01/11-08/30/11	—	—		—	1,095,692
09/01/11-09/30/11	42,000	11.3793		42,000	615,729
10/01/11-10/30/11	53,100	11.6016		53,100	90
11/01/11-11/30/11	—	—		—	90
12/01/11-12/31/11	—	—		—	90

Total	1,894,384	13.3945	**	364,253	$90

*	On January 25, 2011, the Fund announced a one-time tender offer program pursuant to which the Fund would make up to two tender offers in 2011, each for up to 5% of the Fund’s outstanding common stock, at a price per share equal to 98% of the Fund’s NAV per share as determined by the Fund on the next business day following the expiration date of the tender offer, or such later date to which the offer was extended. The Fund agreed to conduct a tender offer if its shares traded at an average discount to NAV of more than 10% during the applicable twelve-week measurement period. The first measurement period commenced on March 1, 2011 and expired on May 24, 2011. During the first measurement period, the Fund’s shares traded at an average discount to NAV of 10.23%. Therefore the Fund conducted a tender offer which commenced on June 1, 2011 and expired on June 30, 2011. On July 1, 2011, the Fund accepted 1,530,131 tendered shares (which represented 5% of the shares outstanding of the Fund) for payment. The second measurement period commenced on August 1, 2011 and expired on October 24, 2011. During the second measurement period the Fund’s shares traded at an average discount to NAV of less than 10.00%. Therefore, the Fund was not required to conduct a tender offer.
**	Does not include price paid per share in connection with the Fund’s tender offer in June 2011.

Item 10. Submission of Matters to a Vote of Security Holders.

No material changes to procedures.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes to the registrant’s internal control over financial reporting as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The Code of Ethics (Exhibit filed herewith).

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (Exhibit filed herewith).

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (Exhibit filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Swiss Helvetia Fund, Inc.

By (Signature and Title)*	/s/ Rudolf Millisits
Rudolf Millisits, Chief Executive Officer

Date February 29, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Rudolf Millisits
Rudolf Millisits, Chief Executive Officer

Date February 29, 2012

By (Signature and Title)*	/s/ Rudolf Millisits
Rudolf Millisits, Chief Financial Officer

Date February 29, 2012